SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )
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☐	Preliminary proxy statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Rule 14a-12
BELDEN CDT INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 13, 2007

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Belden CDT Inc. to be held on Thursday, May 24, 2007, at 11 o’clock in the morning at the Saint Louis Club (16th Floor), Pierre Laclede Center, 7701 Forsyth Boulevard, St. Louis, Missouri.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered and acted upon by the stockholders.

Whether or not you plan to attend, please sign, date and return your proxy card or vote over the phone or Internet, as soon as possible so that your shares can be voted at the meeting in accordance with your instructions.

Thank you for your support and continued interest in Belden.

Sincerely,

John Stroup
President and Chief Executive Officer

BELDEN CDT INC.
7701 Forsyth Boulevard
Suite 800
St. Louis, Missouri 63105
(314) 854-8000
April 13, 2007
Notice of Annual Meeting of Stockholders

TIME:	11:00 a.m. on Thursday, May 24, 2007

PLACE:	Lewis & Clark Room, Saint Louis Club, 16th Floor, Pierre Laclede Center, 7701 Forsyth Boulevard, St. Louis, Missouri 63105

PURPOSES:	1. To elect nine directors, each for a term of one year.

2. To approve performance goals for performance-based awards made under the Cable Design Technologies Corporation 2001 Long-Term Performance Incentive Plan to enable the Company to seek a deduction for such awards under Section 162(m) of the Internal Revenue Code (“IRC”).

3. To approve performance goals for awards made under the Company’s annual cash incentive plan to enable the Company to seek a deduction for such awards under Section 162(m) of the IRC.

4. To transact any other business as may properly come before the meeting.

WHO CAN VOTE:	You are entitled to vote if you were a stockholder at the close of business on Monday, April 2, 2007.

FINANCIAL STATEMENTS:	Included with this mailing is the Company’s 2006 Annual Report to Stockholders which includes the Company’s Annual Report on Form 10-K. The Form 10-K includes the Company’s audited financial statements and notes for the year ended December 31, 2006, and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations.

HOW YOU CAN VOTE:	You may vote your proxy by marking, signing and dating the enclosed proxy card and returning it as soon as possible using the enclosed envelope. Or, you can vote over the telephone or the Internet as described on the enclosed proxy card.

By Authorization of the Board of Directors,

Kevin Bloomfield
Vice President, Secretary and General Counsel

This proxy statement and accompanying proxy card are being distributed on or about April 13, 2007.

PROXY STATEMENT FOR THE
2006 ANNUAL MEETING OF STOCKHOLDERS

BELDEN CDT INC.
To be held on Thursday, May 24, 2007

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	4
Why am I receiving these materials?	4
Who is qualified to vote?	4
What information is contained in these materials?	4
What matters will be voted on at the meeting?	4
What is Belden’s voting recommendation?	4
What shares owned by me can be voted?	4
What is the difference between holding shares as a shareholder of record and as a beneficial owner?	4
How can I vote my shares in person at the meeting?	5
How can I vote my shares without attending the meeting?	5
Can I change my vote?	5
What are the voting requirements to approve each proposal?	5
How are votes withheld, abstentions and broker non-votes treated?	5
Where can I find the voting results of the meeting?	5
What happens if additional proposals are presented at the meeting?	5
What class of shares is entitled to be voted?	6
What is the quorum requirement for the meeting?	6
Who will count the votes?	6
Is my vote confidential?	6
Who will bear the cost of soliciting votes for the meeting?	6
May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?	6
BOARD STRUCTURE AND COMPENSATION	8
COMMITTEES	8
Audit Committee	8
Audit Committee Report	9
Fees to Independent Registered Public Accountants for 2006 and 2005	9
Audit Committee’s Pre-Approval Policies and Procedures	9
Compensation Committee	10
Nominating and Corporate Governance Committee	10
Corporate Governance	10
Communications with Directors	10
DIRECTOR COMPENSATION	11
MATTERS TO BE VOTED ON:	13
Item I — Election of directors	13
Item II — Approve performance goals for performance-based awards under the Cable Design Technologies Corporation 2001 Long-Term Performance Incentive Plan to enable the Company to seek a deduction for such awards under Section 162(m) of the IRC	15
Item III — Approve performance goals for awards made under the Company’s annual cash incentive plan to enable the Company to seek a deduction for such awards under Section 162(m) of the IRC	18
EQUITY COMPENSATION PLAN INFORMATION ON DECEMBER 31, 2006	20
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21
Beneficial Ownership Table of Directors, Nominees and Executive Officers	21
Beneficial Ownership Table of Shareholders Owning More Than Five Percent	22

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	The Board of Directors (the “Board”) of Belden CDT Inc. (sometimes referred to as the “Company” or “Belden”) is providing these proxy materials to you in connection with the solicitation of proxies by Belden on behalf of the Board for the 2007 annual meeting of stockholders which will take place on May 24, 2007. This proxy statement includes information about the issues to be voted on at the meeting. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement. We began mailing these proxy materials to all stockholders of record on or about April 13, 2007.

Q:	Who is qualified to vote?

A:	You are qualified to receive notice of and to vote at the annual meeting if you own shares of common stock of the Company at the close of business on our record date of April 2, 2007. On the record date, there were 45,008,369 shares of Belden common stock outstanding. Each share is entitled to one vote on each matter properly brought before the annual meeting.

Q:	What information is contained in these materials?

A:	The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly-paid officers, and certain other required information. Our 2006 Annual Report to Shareholders, which includes our 2006 Annual Report on Form 10-K, is also enclosed. The Form 10-K includes our 2006 audited financial statements with notes and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Q:	What matters will be voted on at the meeting?

A:	Three matters will be voted on at the meeting:

•	To elect nine directors, each for a term of one year;

•	To approve performance goals for performance-based awards made under the Cable Design Technologies Corporation 2001 Long-Term Performance Incentive Plan to enable the Company to seek a deduction for such awards under Section 162(m) of the Internal Revenue Code (“IRC”); and

•	To approve performance goals for awards made under the Company’s annual cash incentive plan to enable the Company to seek a deduction for such awards under Section 162(m) of the IRC.

Q:	What is Belden’s voting recommendation?

A:	Our Board of Directors recommends that you vote your shares “FOR” each proposal.

Q:	What shares owned by me can be voted?

A:	All shares owned by you as of April 2, 2007, the record date, may be voted by you. These shares include those (1) held directly in your name as the shareholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Some Belden stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Belden’s transfer agent, ComputerShare, you are considered (with respect to those shares) the shareholder of record and these proxy materials are being sent directly to you by Belden. As the shareholder of record, you have the right to grant your voting proxy directly to Belden or to vote in person at the meeting. Belden has enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in

“street name” (that is, the name of your stock broker, bank or other nominee) and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:	How can I vote my shares in person at the meeting?

A:	Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or other proof of identification.

Even if you plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you decide later not to attend the meeting.

Q:	How can I vote my shares without attending the meeting?

A:	Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. You will be able to do this over the Internet, by telephone or by mail by following the instructions on your proxy card or, for shares held in street name, the voting instruction card provided by your broker or nominee.

Q:	Can I change my vote?

A:	You may change your proxy or voting instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:	What are the voting requirements to approve each proposal?

A:	Proposal 1 — Election of nine directors, each for a term of one year. This proposal requires a plurality of the votes cast to elect a director.

Proposal 2 — Approve performance goals for performance-based awards made under the Cable Design Technologies Corporation 2001 Long-Term Performance Incentive Plan to enable the Company to seek a deduction for such awards under Section 162(m) of the IRC. This proposal requires the affirmative vote of a majority of those shares present and represented at the annual meeting and eligible to vote.

Proposal 3 — Approve performance goals for awards made under the Company’s annual cash incentive plan to enable the Company to seek a deduction under Section 162(m) of the IRC.  This proposal requires the affirmative vote of a majority of those shares present and represented at the annual meeting and eligible to vote.

Q:	How are votes withheld, abstentions and broker non-votes treated?

A:	Votes withheld and abstentions are deemed as “present” at the meeting, are counted for quorum purposes, and other than for Proposal 1, will have the same effect as a vote against the matter. Broker non-votes, if any, while counted for general quorum purposes, are not deemed to be “present” with respect to any matter for which a broker does not have authority to vote.

Q:	Where can I find the voting results of the meeting?

A:	We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of 2007.

Q:	What happens if additional proposals are presented at the meeting?

A:	Other than the proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Kevin Bloomfield, the Company’s Secretary, and Christopher E. Allen, the Company’s Assistant Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q:	What class of shares is entitled to be voted?

A:	Each share of our common stock outstanding as of the close of business on April 2, 2007, the record date, is entitled to one vote at the annual meeting.

Q:	What is the quorum requirement for the meeting?

A:	The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to vote. The shares may be present in person or represented by proxy at the meeting. Both abstentions and withheld votes are counted as present for the purpose of determining the presence of a quorum for all proposals.

Q:	Who will count the votes?

A:	A representative of ADP Investor Communi-cation Services will tabulate the votes and will act as the inspector of election.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Belden or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, shareholders provide written comments on their proxy cards, which are then forwarded to Belden management.

Q:	Who will bear the cost of soliciting votes for the meeting?

A:	Belden will pay the cost of soliciting proxies. Upon request, the Company will reimburse brokers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of the Company’s common stock. We also have retained Morrow & Co., Inc., 470 West Avenue, Stamford, CT 06902 to provide assistance in soliciting proxies for a fee of $6,500, plus distribution costs and other expenses.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

A:	You may submit proposals for consideration at future stockholder meetings, including director nominations.

Stockholder Proposals:  To be included in the Company’s proxy statement and form of proxy for the 2008 annual meeting, a stockholder proposal must, in addition to satisfying the other requirements of the Securities and Exchange Commission’s rules and regulations, be received at the Company’s principal executive offices not later than December 14, 2007.

Nomination of Director Candidates:  The Nominating and Corporate Governance Committee will consider nominees recommend-ed by stockholders if such nominations are submitted to the Company prior to the deadline for proposals to be included in future proxy statements as noted above under the caption “May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?”. To have a candidate considered by the Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	The name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; and

•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of Belden and the person’s consent to be named as a director if selected by the Committee and nominated by the Board.

In considering candidates submitted by stockholders, the Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. The Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and Belden. The Committee also seeks to have the Board represent a diversity of backgrounds and experience.

The Committee will identify potential nominees by asking current directors and executive officers to notify the Committee if they become aware of persons, meeting the criteria described above, who have had a change in circumstances that might make them available to serve on the Board. The Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Committee will also consider candidates recommended by stockholders.

Once a person has been identified by the Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Committee will request information from the candidate, review the person’s accomplishments and qualifications, and conduct one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Committee’s evaluation process will not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

BOARD STRUCTURE AND COMPENSATION

The Belden Board has nine members and three standing committees: Audit, Compensation, and Nominating and Corporate Governance. The Board had ten meetings during 2006; six were telephonic. All directors attended 75% or more of the Board meetings and the Board committee meetings on which they served. Mr. Byrnes resigned from the Board on May 24, 2006. To fill this vacancy, Messrs. Monter and Cressey (members of the Nominating and Corporate Governance Committee) and Mr. Stroup, with the assistance of an executive search firm, conducted a search for a new director which resulted in the Board’s appointment of Mr. Aldrich on February 22, 2007. The maximum number of directors authorized under the Company’s bylaws is nine.

Nominating and
Corporate
Name of Director	Audit	Compensation	Governance
David Aldrich
Lorne D. Bain	X
Lance C. Balk		X	X
Bryan C. Cressey			X
Michael F.O. Harris	X
Glenn Kalnasy		X*
John M. Monter		X	X**
Bernard G. Rethore	X*
John Stroup
Number of meetings held in 2006	24	6	4

X — Committee member * — Chairman. ** — Mr. Monter became Chairman upon Mr. Byrnes’ retirement in May 2006.

At its regular meeting in February 2007, the Board determined that Messrs. Aldrich, Bain, Balk, Cressey, Harris, Kalnasy, Monter, and Rethore each met the independence requirements of the NYSE listing standards. As part of this process, the Board determined that each such member had no material relationship with the Company.

The Audit Committee

The Audit Committee operates under a Board-approved written charter and each member meets the independence requirements of the NYSE’s listing standards. The Committee assists the Board in overseeing the Company’s corporate accounting and reporting practices by:

•	meeting with its financial management and independent registered public accounting firm (Ernst & Young LLP) to review the financial statements, quarterly earnings releases and financial data of the Company;

•	reviewing and selecting the independent registered public accounting firm who will audit the Company’s financial statements;

•	reviewing the selection of the internal auditors (Brown Smith Wallace LLC) who provide internal audit services;

•	reviewing the scope, procedures and results of the Company financial audits, internal audit procedures and internal controls assessments and procedures under Section 404 of the Sarbanes-Oxley Act of 2002 (“SOX”); and

•	evaluating the Company’s key financial and accounting personnel.

A representative of Ernst & Young LLP is expected to be present at the annual meeting and will have the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions. The Board has determined that Messrs. Rethore, Bain, and Harris each is an Audit Committee Financial Expert as defined in the rules pursuant to the Sarbanes-Oxley Act of 2002 and each is independent.

Audit Committee Report

The Audit Committee assists the Company’s Board of Directors in its general oversight of the Company’s financial reporting process. Management is responsible for the preparation and presentation of the Company’s financial statements. Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm for 2006, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States.

The Committee has reviewed and discussed the Company’s audited financial statements for 2006 with management and has discussed with EY the matters that are required to be discussed by SAS 61, as amended.

EY has provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Committee has discussed with EY and confirmed that firm’s independence. The Committee has concluded that EY’s provision of non-audit services to the Company and its subsidiaries is compatible with EY’s independence.

Based on these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for 2006.

Bernard G. Rethore (Chair)
Lorne D. Bain
Michael F.O. Harris

Fees to Independent Registered Public Accountants for 2006 and 2005

The following table presents fees for professional services rendered by EY for the audit of the Company’s annual financial statements and internal control over financial reporting for 2006 and 2005.

	2006	2005

Audit Fees	$1,852,558	$2,006,105
Audit-Related Fees	$713,200	$13,300
Tax Fees	$204,861	$499,511
All Other Fees	0	0

Total EY fees	$2,770,619	$2,518,916

“Audit fees” primarily represent amounts paid or expected to be paid for audits of the Company’s financial statements and internal control over financial reporting procedures under SOX 404, and reviews of SEC Forms 10-Q, Forms 8-K and Form 10-K and statutory audit requirements at certain non-U.S. locations.

“Audit-related fees” are primarily related to due diligence services on potential acquisitions.

“Tax fees” for 2006 and 2005 are for domestic and international compliance totaling $176,876 and $393,684, respectively, and tax consulting totaling $27,985 and $105,827, respectively.

In approving such services, the Audit Committee did not rely on the pre-approval waiver provisions of the applicable rules of the SEC.

Audit Committee’s Pre-Approval Policies and Procedures

Audit Fees:  For 2006, the Committee reviewed and pre-approved the audit services and estimated fees for the year. Throughout the year, the Committee received project updates and considered and, if appropriate, pre-approved or ratified any amounts exceeding the original estimates.

Non-Audit Services and Fees:  Annually, and otherwise as necessary, the Committee reviews and pre-approves all non-audit services and the estimated fees for such services. For recurring services, such as employee benefit plans, tax compliance, expatriate tax returns, and statutory filings, the Committee reviews and pre-approves the services and estimated total fees for such matters by category and location of service. The projections are updated quarterly and the Committee considers and, if appropriate, pre-approves any amounts exceeding the original estimates.

For non-recurring services, such as special tax projects, due diligence or other tax services, the Committee will review and pre-approve the services and estimated fees by individual project. The projections will be updated quarterly and the Committee will review and, if appropriate, pre-approve any amounts exceeding the original estimates.

Should an engagement need pre-approval before the next Committee meeting, the Committee has delegated to the Committee Chair authority to grant such approval (or if he were unavailable, another Committee member). Thereafter, the entire Committee will review such approval at its next quarterly meeting.

Compensation Committee

The Compensation Committee of Belden determines, approves and reports to the Board on all elements of compensation for the Company’s elected officers. The Committee reviews the design, funding and competitiveness of the Company’s retirement programs. The Committee also assists the Company in developing compensation and benefit strategies to attract, develop and retain qualified employees. The Committee operates under a written charter approved by the Board.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies, evaluates and recommends nominees for the Board for each annual meeting (and to fill vacancies during interim periods); evaluates the composition, organization, and governance of the Board and its committees; and develops and recommends corporate governance principles and policies applicable to the Company. The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders if such nominations are submitted to the Company prior to the deadline for proposals to be included in future proxy statements as noted above under the caption “Nomination of Director Candidates.”

The Committee’s responsibilities with respect to its governance function include considering matters of corporate governance and reviewing and revising the Company’s corporate governance guidelines and its code of ethics (“Conflicts of Interest and Ethical Conduct Policy,” which applies to all Company employees, officers and directors). Mr. Cressey, a Committee member, presides over all non-management executive sessions of the Board. The Committee is governed by a written charter approved by the Board.

Corporate Governance

Current copies of the Audit, Compensation and Nominating and Corporate Governance charters, as well as the Company’s governance principles and code of ethics, are available on the Company’s website at www.belden.com under the heading “Corporate Governance.” Printed copies of these materials are also available to stockholders upon request, addressed to the Corporate Secretary at 7701 Forsyth Boulevard, Suite 800, St. Louis, Missouri 63105.

Communications with Directors

The Company’s Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board (including Bryan Cressey, the presiding director for non-management director meetings), any Board committee or any chair of any such committee by U.S. mail, through calling the Company’s hotline or via e-mail.

To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Company’s Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 7701 Forsyth Boulevard, Suite 800, St. Louis, MO 63105. To communicate with any of our directors electronically or through the Company’s hotline, stockholders should go to our corporate website at www.belden.com. Under the headings “Corporate Governance,” you will find the Company’s hotline number (with access codes for dialing from outside the U.S.) and an e-mail address that may be used for writing an electronic message to the Board, any individual directors, or any group or committee of directors. Please follow the instructions on our website to send your message.

All communications received as set forth in the preceding paragraph will be opened by (or in the case of the hotline, initially reviewed by) our corporate ombudsman for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the corporate ombudsman’s office will send copies of the contents to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

In addition, it is the Company’s policy that each director attends the annual meeting absent exceptional circumstances. Messrs. Bain, Balk, Cressey, Harris, Kalnasy, Monter, Rethore and Stroup attended the Company’s 2006 annual meeting.

DIRECTOR COMPENSATION

The following table provides information on non-employee director compensation for 2006.

	Fees Earned or
	Paid in Cash(1)	Stock Awards(2)	Option Awards(3)	Total(4)
	($)	($)	($)	($)
Lorne D. Bain	76,000	76,950	—	152,950
Lance C. Balk	62,612	76,950	—	139,562
Chris Byrnes(5)	43,000	76,950	—	119,950
Bryan C. Cressey	56,000	76,950	—	132,950
Michael F.O. Harris	76,000	76,950	—	152,950
Glenn Kalnasy	60,000	76,950	—	136,950
John M. Monter	73,701	76,950	—	150,651
Bernard G. Rethore	77,000	76,950	—	153,950

(1)	Each non-employee director receives an annual cash retainer fee of $50,000 and a fee of $1,000 for attending special committee or Board meetings. Each Audit Committee member receives a fee of $1,000 for attending regular Audit Committee meetings and the Chair of each standing committee (Audit, Compensation and Nominating and Corporate Governance) receives an annual retainer of $4,000. In addition, Board members are reimbursed for their expenses attendant to their membership.

(2)	Each non-employee director annually receives a grant of 2,500 shares of Belden common stock issued under the Company’s 2001 Long-Term Performance Incentive Plan. A Board member may not dispose of shares received as an annual grant until he leaves the Board. The value of the awards in the “Stock Awards” column reflects the FAS 123R fair value of Belden shares on the grant date, May 24, 2006.

Stock awards in 2006 for each non-employee director:

2006 Stock Awards
(#)
Bain	2,500
Balk	2,500
Byrnes	2,500
Cressey	2,500
Harris	2,500
Kalnasy	2,500
Monter	2,500
Rethore	2,500

(3)	The aggregate number of option awards outstanding at the end of 2006.

Options Outstanding
(#)
Bain	2,000
Balk	11,000
Byrnes	—
Cressey	14,000
Harris	12,000
Kalnasy	11,000
Monter	2,000
Rethore	2,000

(4)	At its regularly scheduled meeting in February 2007, the Board approved the following non-employee director compensation to be effective following the 2007 annual meeting of stockholders: $60,000 annual cash retainer; time vested (twelve month) annual restricted share or RSU awards of $115,000 divided by the then-current share price; an additional $10,000 per year for the chair of Audit Committee; an additional $5,000 per year to the chairs of the Compensation and Nominating and Corporate Governance Committees; and an additional $5,000 per year to members of the Audit Committee and members of other committees who serve on more than one committee.

(5)	In connection with his retirement from the Board, aside from the compensation noted above, Mr. Byrnes received $12,500 in 2007.

Since 2005, the Board has required that each non-employee director hold Company stock equal to five times his annual cash retainer (currently 5 times $50,000). Upon appointment, a member has five years to meet this requirement, but must meet interim goals during the five-year period of: 20% after one year; 40% after two years; 60% after three years; and 80% after four years. The in-the-money value of vested stock options and the value of unvested restricted stock or RSUs are included in making this determination at the higher of their grant date value or current market value. Messrs. Bain, Balk, Cressey, Harris, Kalnasy, Monter and Rethore each meet 100% of the stock holding requirement. Mr. Aldrich, who upon his appointment to the Board on February 22, 2007 received an RSU award of 2,500 shares, meets the first-year interim requirement.

MATTERS TO BE VOTED ON:

ITEM I — ELECTION OF DIRECTORS

The Company has nine directors — Messrs. Aldrich, Bain, Balk, Cressey, Harris, Kalnasy, Monter, Rethore and Stroup. The term of each director will expire at this annual meeting and the Board proposes that each of them be reelected for a new term of one year and until their successors are duly elected and qualified. Each nominee has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

David Aldrich, 49, was appointed to the Company’s Board in February 2007. Since April 2000, he has served as President, Chief Executive Officer, and Director of Skyworks Solutions, Inc. (‘‘Skyworks”). Skyworks is an innovator of high performance analog and mixed signal semiconductors enabling mobile connectivity. Mr. Aldrich received a B.S. degree in marketing and political science from Providence College and an M.B.A. degree from the University of Rhode Island.

Lorne D. Bain, 65, had been a director of Belden Inc. since 1993 and was appointed to the Company’s Board at the time of the merger of Belden Inc. and Cable Design Technologies Corporation in 2004 (the ‘‘Merger”). Until September 2000, he served as Chairman, President and Chief Executive Officer of WorldOil.com, a trade publication and Internet-based business serving the oilfield services industry. From 1997 to February 2000, he was Managing Director of Bellmeade Capital Partners, L.L.C., a venture capital firm. From 1991 to 1996, he was Chairman and Chief Executive Officer of Sanifill, Inc., an environmental services company. Mr. Bain received a B.B.A. degree from St. Edwards University and a J.D. degree from the University of Texas School of Law and has completed Harvard Business School’s Advanced Management Program.

Lance C. Balk, 49, has been a director of the Company since March 2000. In May 2006, Mr. Balk joined Dade Behring, Inc. as Senior Vice President and General Counsel. Dade Behring is a leading supplier of products, systems and services for clinical diagnostics. Previously, he had been a partner of Kirkland & Ellis LLP since 1989, specializing in securities law and mergers and acquisitions. Mr. Balk received a B.A. degree from Northwestern University and a J.D. degree and an M.B.A. degree from the University of Chicago.

Bryan C. Cressey, 57, has been Chairman of the Board of the Company since 1988 and a director of the Company since 1985. For the past twenty-six years, he has also been a General Partner and Principal of Golder, Thoma and Cressey and Thoma Cressey Equity Partners, both private equity firms. He is also a director of Select Medical Corporation, a public company, and several private companies. Mr. Cressey received a B.A. degree from the University of Washington and a J.D. degree and an M.B.A. degree from Harvard University.

Michael F.O. Harris, 68, has been a director of the Company since 1985. From 1982 to 2003, Mr. Harris was a Managing Director of The Northern Group, Inc., which acted as Managing General Partner of various investment partnerships that owned several manufacturing companies. Mr. Harris received a B.S. degree from Yale University and an M.B.A. degree from Harvard University.

Glenn Kalnasy, 63, has been a director of the Company since 1985. From February 2002 through October 2003, Mr. Kalnasy served as the Chief Executive Officer and President of Elan Nutrition Inc., a privately held company. From 1982 to 2003, he was a Managing Director of The Northern Group, Inc. Mr. Kalnasy received a B.S. degree from Southern Methodist University.

John M. Monter, 59, had been a director of Belden Inc. since 2000 and was appointed to the Company’s Board at the time of the Merger. From 1993 to 1996, he was President of the Bussmann Division of Cooper Industries, Inc. Bussmann manufactures electrical and electronic fuses. From 1996 through 2004, he was President and Chief Executive Officer of Brand Services, Inc. (Brand) and also a member of the board of directors of the parent companies, Brand DLJ Holdings (1996-2002) and Brand Holdings, LLC (2002-2006). He was named Chairman of DLJ Holdings in 2001 and Chairman of Brand Holdings LLC in 2002. From January 1, 2005 through April 30, 2006, he served as Vice Chairman, Brand Holdings, LLC. Brand is a supplier of scaffolding and specialty industrial services. Mr. Monter received a B.S. degree in journalism from Kent State University and an M.B.A. degree from the University of Chicago.

Bernard G. Rethore, 65, had been a director of Belden Inc. since 1997 and was appointed to the Company’s Board at the time of the Merger. In 1995 he became Director, President and Chief Executive Officer of BW/IP, Inc., a supplier of fluid transfer equipment, systems and services, and was elected its Chairman in 1997. In July 1997, Mr. Rethore became Chairman and Chief Executive Officer of Flowserve Corporation, which was formed by the merger of BW/IP, Inc., and Durco International, Inc. In 2000, he retired as an executive officer and director and was named Chairman of the Board, Emeritus. From 1989 to 1995, Mr. Rethore was Senior Vice President of Phelps Dodge Corporation and President of Phelps Dodge Industries. He received a B.A. degree in economics (Honors) from Yale University and an M.B.A. degree from the Wharton School of the University of Pennsylvania. He also is a director of Dover Corporation, Walter Industries, Inc. and Mueller Water Products, Inc.

John S. Stroup, 40, was appointed President, Chief Executive Officer and member of the Board effective October 31, 2005. From 2000 to the date of his appointment with the Company, he was employed by Danaher Corporation, a manufacturer of professional instrumentation, industrial technologies, and tools and components. At Danaher, he initially served as Vice President, Business Development. He was promoted to President of a division of Danaher’s Motion Group and later to Group Executive of the Motion Group. Earlier, he was Vice President of Marketing and General Manager with Scientific Technologies Inc. He received a B.S. degree in mechanical engineering from Northwestern University and an M.B.A. degree from the University of California at Berkeley.

ITEM II — APPROVE PERFORMANCE GOALS FOR PERFORMANCE-BASED AWARDS
MADE UNDER THE CABLE DESIGN TECHNOLOGIES CORPORATION 2001 LONG-TERM PERFORMANCE INCENTIVE PLAN (THE “PLAN”) TO ENABLE THE COMPANY TO SEEK A DEDUCTION FOR SUCH AWARDS UNDER SECTION 162(m) OF THE IRC

General

The shareholders are asked to consider and approve the material terms of the performance goals used in determining payment of performance grant awards to certain executive officers under the Plan. Internal Revenue Code Section 162(m) limits to $1 million annually the Company’s deduction for compensation paid to any “covered employee” (generally, the officers named in the Summary Compensation Table noted below) unless the compensation is “performance-based,” the requirements for which include stockholder approval of the material terms of the performance goals used for determining the compensation. Consequently, the Company seeks stockholder approval of the material terms of the performance goals used for determining payment of performance grant awards to certain executive officers under the Plan.

If stockholders approve this proposal, the material terms of the performance goals used for determining payment of performance grant awards to certain executive officers under the Plan will go into effect for 2008 and, unless changed, will meet the requirements of Section 162(m) until 2013.

A summary of the Plan amendments required to enable the Company to seek a deduction for performance grant awards made under the Plan is provided below. Approval of this proposal should not be considered as a guarantee that all amounts paid as performance-based awards under the Plan will in practice be deductible by the Company.

Plan Amendments

Eligible Participants.  Participation in the Plan is limited to key employees of the Company and its subsidiaries as determined by the Compensation Committee.

Performance Goals.  For the CEO and the other most highly paid officers of the Company and its subsidiaries who are “covered employees” as defined in Section 162(m) of the Internal Revenue Code (“Highly Compensated Participants”), payment of any amount in respect of performance grant awards made under the Plan shall be based solely on the attainment of performance goals, which performance goals (including their measures and weights) shall be established annually by the Committee.

Performance criteria used by the Committee to establish performance goals for performance grant awards granted to Highly Compensated Participants shall include one or any combination of the following, which may be measured on either a relative or absolute basis with respect to the Company or one or more of its subsidiaries or business units:

•	return on equity, assets, capital or investment;

•	measures of profitability, including operating income, net income from continuing operations, net income, or pre-tax or after-tax earnings per share;

•	the control or reduction in the level of working capital;

•	economic value added;

•	revenues or sales;

•	EBITDA;

•	EBITDA margin;

•	operating margin;

•	cash flow or similar measure;

•	total stockholder return;

•	change in the market price of the common stock; or

•	market share.

The performance goals established by the Committee for each performance award granted to Highly Compensated Participants will specify achievement targets with respect to each applicable performance criterion (including a threshold level of performance below which no amount will become payable with respect to such award).

For performance grant awards to Highly Compensated Participants, the Committee shall determine whether the performance goals have been met. For any such award, the Committee may provide in the original terms of the award that any determination of performance may include or exclude the impact of the occurrence of one or more of the following events during the performance period:

•	asset write-downs;

•	gain or loss on the sale or disposal of businesses or significant assets;

•	the effect of changes in tax laws, accounting principles or policies, or other laws or provisions affecting reported results;

•	reorganization or restructuring programs;

•	extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 or in the MD&A of the Company’s quarterly reports or annual report to shareholders;

•	the effect of acquisitions, mergers, joint ventures or divestitures;

•	plant start-up costs;

•	costs associated with plant or other facility shutdowns;

•	stock compensation expenses; or

•	costs associated with executive succession (including severance).

The performance goals established by the Committee may be (but need not be) different for each performance period and different performance goals may be applicable for awards to different Highly Compensated Participants in the same performance period. Payment shall be made with respect to a performance grant award to a Highly Compensated Participant only after the attainment of the applicable performance goals has been certified in writing by the Committee. The Committee may, at its sole discretion, reduce the amount otherwise payable under the original terms of an outstanding award of performance grants to a Highly Compensated Participant, but shall have no discretion to increase the amount otherwise payable.

Maximum Value.  As determined by the Committee, the maximum value of each performance grant (the “Maximum Value”) shall be: (i) an amount fixed by the Committee at the time the award is made, (ii) an amount which varies from time to time based in whole or in part on the then current value of the Company stock, or other securities or property, or any combination thereof, or (iii) an amount that is determinable from pre-established business criteria established by the Committee pursuant to Section 8(b) of the Plan. However, in no event shall the Maximum Value for a participant exceed $5 million per year. The Maximum Value is established to comply with Section 162(m) of the IRC.

The Belden Board of Directors Unanimously Recommends a Vote “For” the Proposal.

Summary of Plan

General.  The Plan provides for the granting to key employees, directors and other individuals who perform services for the Company (“Participants”) the following types of incentive awards: stock options, SARs, restricted stock, performance grants and other types of awards that the Board of Directors or the Compensation Committee deems to be consistent with the purposes of the Plan.

The Plan prohibits individual annual awards of stock options, SARs, restricted stock or performance grants in excess of 400,000 shares or units. The Plan affords the Company latitude in tailoring incentive compensation to support corporate and business objectives, and to anticipate and respond to a changing business environment and competitive compensation practices.

Plan Administration.  The Plan is administered by the Compensation Committee and the Committee has the exclusive authority to select Plan participants and to determine the type, size and terms of each award, to modify the terms of awards, to determine when awards will be granted and paid, and to make all other determinations which it deems necessary or desirable in the interpretation and administration of the Plan.

With some exceptions, including termination of employment as a result of death, disability or retirement, or except as otherwise determined by the Committee, rights to these forms of contingent compensation are forfeited if a recipient’s employment or performance of services terminates within a specified period following the award. Generally, a Participant’s rights and interests under the Plan will not be transferable except by will or by the laws of descent and distribution.

Awards under the Plan

Options:  The Committee may grant non-qualified stock options (“NSO”) and incentive stock options (“ISO”) at a price fixed by the Committee. The option price may not be less than the fair market value of the Company’s stock on the grant date and, for ISOs issued to an employee owning more than ten percent of the voting power of the Company’s stock, may not be less than 110% of the fair market value of the Company’s stock on the grant date.

Options generally will expire not later than ten years after the date on which they are granted. Options will become exercisable at such times and in such installments as the Committee shall determine. Payment of the option price must be made in full at the time of exercise in such form (including cash, common stock of the Company or the surrender of another outstanding award or any combination thereof) as the Committee may determine.

SARs:  A SAR (or stock appreciation right) entitles the holder to receive cash or common stock (or a combination thereof) equal to the difference between the exercise price or option price per share and the fair market value per share at the time of such exercise, times the number of shares subject to the SAR or option or other award, or portion thereof, which is exercised. The Plan prohibits SARs issued below the fair market value of the Company stock on the grant date.

Restricted Stock Awards.  A restricted stock award, or restricted stock unit (“RSU”), is an award of a given number of shares, or a right to receive a given number of shares, which are subject to a restriction against transfer and to a risk of forfeiture during a period set by the Committee. During the restriction period, a participant may have the right to receive dividends on the shares, payment of which may be deferred until the restricted stock vests.

Performance Grants:  Performance grants are awards whose final value, if any, is determined by the degree to which specified performance objectives have been achieved during an award period set by the Committee, subject to such adjustments as the Committee may approve based on relevant factors.

Adjustments

Upon the liquidation or dissolution of the Company, all outstanding awards under the Plan shall terminate immediately prior to the consummation of such liquidation or dissolution, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, all restrictions on any outstanding awards shall lapse and Participants will be entitled to the full benefit of such awards immediately prior to the closing date of such sale or merger, unless otherwise provided by the Committee.

Amendments

The Board of Directors or the Committee may amend or terminate the Plan, except that no amendment shall become effective without the prior approval of the Company’s stockholders if such approval is necessary for compliance with the performance-based compensation exception of Section 162(m) of the Internal Revenue Code, under the Incentive Stock Options provisions of Section 422 of the Internal Revenue Code or by any NYSE listing requirements. Furthermore, any termination may not materially and adversely affect any outstanding right or obligation under the Plan without the affected Participant’s consent.

Termination

By its terms, the Plan will expire on December 6, 2010, ten years from the date that the Plan was initially approved by the Company’s shareholders. However, prior to such expiration, the Plan permits the Company’s Board to extend the Plan for up to an additional five years.

U.S. Federal Tax Consequences Under the Plan

Federal Income Tax Consequences — Incentive Stock Options (ISOs).  The grant of ISOs to an employee does not result in any income tax consequences. The exercise of an ISO does not result in any income tax consequences to the employee if the incentive stock option is exercised by the employee during his employment with the Company or a subsidiary, or within a specified period after termination of employment due to death or retirement for age or disability under then established rules of the Company. However, the excess of the fair market value of the shares of stock as of the date of exercise over the option price is a tax preference item for purposes of determining an employee’s alternative minimum tax. An employee who sells shares acquired pursuant to the exercise of an ISO after the expiration of (i) two years from the date of grant of the incentive stock option, and (ii) one year after the transfer of the shares to him (the “Waiting Period”) will generally recognize long-term capital gain or loss on the sale.

An employee who disposes of his ISO shares prior to the expiration of the Waiting Period (a “Disqualifying Disposition”) generally will recognize ordinary income in the year of sale in an amount equal to the excess, if any, of the lesser of (i) the fair market value of the shares as of the date of exercise or (ii) the amount realized on the sale, over the option price. Any additional amount realized on a Disqualifying Disposition should be treated as capital gain to the employee, short- or long-term, depending on the employee’s holding period for the shares. If the shares are sold for less than the option price, the employee will not recognize any ordinary income but will recognize a capital loss, short- or long-term, depending on the holding period.

The Company will not be entitled to a deduction as a result of the grant of an ISO, the exercise of an ISO, or the sale of ISO shares after the Waiting Period. If an employee disposes of his ISO shares in a Disqualifying Disposition, the Company will be entitled to deduct the amount of ordinary income recognized by the employee.

Federal Income Tax Consequences — Non-Qualified Stock Options.  The grant of NSOs under the Incentive Plan will not result in the recognition of any taxable income by the participants. A participant will recognize income on the date of exercise of the NSO equal to the difference between (i) the fair market value on the date the shares were acquired, and (ii) the exercise price. The tax basis of these shares for purposes of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the option. The income reportable on exercise of the option by an employee is subject to federal and state income and employment tax withholding.

Generally, the Company will be entitled to a deduction in the amount reportable as income by the participant on the exercise of a NSO.

Federal Income Tax Consequences — Stock Appreciation Rights and Performance Shares.  Stock Appreciation Rights and Performance Share grants involve the issuance of shares or the payment of cash, without other payment by the recipient, as additional compensation for services to the Company. The recipient will recognize taxable income equal to cash received or the fair market value of the shares on the date of the award, which becomes the tax basis in a subsequent sale. Generally, the Company will be entitled to a corresponding deduction in an amount equal to the income recognized by the recipient.

Federal Income Tax Consequences — Restricted Stock Grants.  Restricted stock granted under the Incentive Plan generally will not be taxed to the recipient, nor deductible by the Company, at the time of grant. On the date the restrictions lapse and the shares become transferable or not subject to a substantial risk of forfeiture, the recipient recognizes ordinary income equal to the excess of the fair market value of the shares on that date over the purchase price paid for the stock, if any. The participant’s tax basis for the shares includes the amount paid for the shares and the ordinary income recognized. Generally, the Company will be entitled to a deduction in an amount of income recognized by the recipient.

The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects relevant to recipients of awards under the Plan. Accordingly, all award recipients are advised to consult their own tax advisors concerning the federal, state, local and foreign income and other tax considerations relating to such awards and rights thereunder.

Incorporation by Reference.  The foregoing is only a summary of the Plan and is qualified in its entirety by reference to the full text of the amended Plan, a copy of which is attached hereto as Appendix I.

ITEM III — APPROVE PERFORMANCE GOALS FOR AWARDS MADE UNDER THE COMPANY’S
ANNUAL CASH INCENTIVE PLAN (THE “CASH PLAN”) TO ENABLE THE COMPANY TO SEEK A DEDUCTION FOR SUCH AWARDS UNDER SECTION 162(m) OF THE IRC

General

The stockholders are asked to consider and approve the material terms of the performance goals used in determining payment of awards to certain executive officers under the Cash Plan. Internal Revenue Code Section 162(m) limits to $1 million annually the Company’s deduction for compensation paid to any “covered employee” (generally, the officers named in the Summary Compensation Table) unless the compensation is “performance-based,” the requirements for which include stockholder approval of the material terms of the performance goals used for determining the compensation.

Consequently, the Company seeks stockholder approval of the material terms of the performance goals used for determining payment of awards to certain executive officers under the Cash Plan. If stockholders approve this proposal, the material terms of the performance goals used in determining payment of awards to certain executive officers under the Cash Plan will go into effect for 2008 and, unless changed, will meet the requirements of Section 162(m) until 2013.

A summary of the Cash Plan amendments required to enable the Company to seek a deduction for awards made under the Cash Plan is provided below. Approval of this proposal should not be considered as a guarantee that all amounts paid as awards under the Cash Plan will in practice be deductible by the Company.

Plan Amendments

Eligible Participants.  Participation in the Cash Plan is limited to active, full-time exempt employees of the Company and its subsidiaries that fall within certain salary grades, provided that they are not a covered participant in another annual cash incentive plan and they have been approved for inclusion in the Cash Plan by the Company’s CEO.

Performance Goals.  For the CEO and the other most highly paid officers of the Company and its subsidiaries who are “covered employees” as defined in Section 162(m) of the Internal Revenue Code (“Highly Compensated Participants”), payment of awards under the Cash Plan shall be based solely on the attainment of performance goals, which performance goals (including their measures and weights) shall be established annually by the Committee.

Performance criteria used by the Committee to establish performance goals for awards to Highly Compensated Participants shall include one or any combination of the following, which may be measured on either a relative or absolute basis with respect to the Company or one or more of its subsidiaries or business units:

•	return on equity, assets, capital or investment;

•	measures of profitability, including operating income, net income from continuing operations, net income, or pre-tax or after-tax earnings per share;

•	the control or reduction in the level of working capital;

•	economic value added;

•	revenues or sales;

•	EBITDA;

•	EBITDA margin;

•	operating margin;

•	cash flow or similar measure;

•	total shareholder return;

•	change in the market price of the common stock; or

•	market share.

The performance goals established by the Committee for each award granted to Highly Compensated Participants will specify achievement targets with respect to each applicable performance criterion (including a threshold level of performance below which no amount will become payable with respect to such award).

For Highly Compensated Participants, the Committee shall determine whether the performance goals have been met. For any award, the Committee may provide in the original terms of the award that any determination of performance may include or exclude the impact of the occurrence of one or more of the following events during the performance period:

•	asset write-downs;

•	gain or loss on the sale or disposal of businesses or significant assets;

•	the effect of changes in tax laws, accounting principles or policies, or other laws or provisions affecting reported results;

•	reorganization or restructuring programs;

•	extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 or in the MD&A of the Company’s quarterly reports or annual report to shareholders;

•	the effect of acquisitions, mergers, joint ventures or divestitures;

•	plant start-up costs;

•	costs associated with plant or other facility shutdowns;

•	stock compensation expenses; or

•	costs associated with executive succession (including severance).

The performance goals established by the Committee may be (but need not be) different for each performance period. Payment shall be made with respect to an award to a Highly Compensated Participant only after the attainment of the applicable performance goals has been certified in writing by the Committee. The Committee may, at its sole discretion, reduce the amount otherwise payable under the original terms of an outstanding award to a Highly Compensated Participant, but shall have no discretion to increase the amount otherwise payable.

Maximum Value.  The amount of any award to any participant under the Cash Plan shall in no event exceed $5 million. The Maximum Value is established to comply with Section 162(m).

The Belden Board of Directors Unanimously Recommends a Vote “For” the Proposal.

EQUITY COMPENSATION PLAN INFORMATION ON DECEMBER 31, 2006

	A		B	C
				Number of Securities
	Number of Securities			Remaining Available for
	to be Issued Upon			Future Issuance Under
	Exercise of		Weighted Average	Equity Compensation Plans
	Outstanding		Exercise Price of	(Excluding Securities
Plan Category	Options		Outstanding Options	Reflected in Column A)

Equity Compensation Plans Approved by Stockholders(1)	2,267,691	(2)	26.316	2,175,050	(3)
Equity Compensation Plans Not Approved by Stockholders(4)	632,258	(5)	22.210	0

Total	2,899,949			0

(1)	Consists of the Belden Inc. Long-Term Incentive Plan (the “1993” Belden Plan”); the Belden Inc. 2003 Long-Term Incentive Plan (the “2003 Belden Plan”); the Cable Design Technologies Corporation Long-Term Performance Plan (the “CDT Plan”); the Cable Design Technologies Corporation Supplemental Long-Term Performance Incentive Plan (the “CDT Supplemental Plan”); and the Cable Design Technologies Corporation 2001 Long-Term Performance Incentive Plan (the “2001 CDT Plan”). The 1993 Belden Plan, the CDT Plan and the CDT Supplemental Plan have expired or have been terminated, but stock option awards remain outstanding under these plans. Since March 2005, no awards have been issued under the 2003 Belden Plan and the Company does not intend to do so.

(2)	Consists of 1,057,789 shares under the 1993 Belden Plan; 231,916 shares under the 2003 Belden Plan; 12,107 shares under the CDT Plan; 199,920 shares under the CDT Supplemental Plan; and 765,959 shares under the 2001 CDT Plan. All of these shares pertain to outstanding stock options or stock appreciation rights (“SARs”). Of the stock options issued under the 1993 Belden Plan and the 2003 Belden Plan, 1,289,705 were assumed by the Company in connection with the merger involving Cable Design Technologies Corporation and Belden Inc., at a weighted average exercise price of $27.314.

(3)	Consists of 2,175,050 shares under the 2001 CDT Plan. The number of shares in reserve under the 2001 CDT plan was reduced by the number of RSUs issued in February 2007 for the attainment of performance goals under the 2006 PSUs awards.

(4)	Consists of Cable Design Technologies Corporation 1999 Long-Term Performance Incentive Plan (the “1999 CDT Plan”) and the Executive Employment Agreement between the Company and John Stroup dated September 26, 2005 (the “Executive Employment Agreement”). The Company has terminated the 1999 CDT Plan but stock option awards remain outstanding under it. The Executive Employment Agreement, effective October 31, 2005, provided for, among other things, the award to Mr. Stroup of 451,580 stock options and 150,526 restricted stock units to compensate him for the “in the money” value of his unvested options and unvested restricted stock that he forfeited upon leaving his prior employer and as a further inducement to leave his prior employment. 100,000 of such stock options were granted under the 2001 CDT Plan; the remaining stock options and all of the restricted stock units were granted outside of any long-term incentive plan. Starting in 2006, Mr. Stroup began participating in the Company’s long-term incentive plans. The Executive Employment Agreement is included as an Exhibit to the Company’s Form 8-K, filed on September 27, 2005.

(5)	Consists of 130,152 shares under the 1999 CDT Plan (all pertaining to outstanding stock options) and 502,106 shares (351,580 stock options and 150,526 restricted stock units) under the Executive Employment Agreement. The weighted average exercise price does not take into account Mr. Stroup’s restricted stock units.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of Belden common stock beneficially owned (unless otherwise indicated) by our directors, the executive officers named in the Summary Compensation Table below and the directors and named executive officers as a group. Except as otherwise noted, all information is as of March 1, 2007.

BENEFICIAL OWNERSHIP TABLE OF DIRECTORS, NOMINEES AND
EXECUTIVE OFFICERS

	Number of Shares
	Beneficially	Acquirable	Percent of Class
Name	Owned(1)(2)	Within 60 Days(3)	Outstanding(4)

David Aldrich(2)	2,500	—	*
Lorne D. Bain	15,869	2,000	*
Lance Balk	14,354	11,000	*
Gray Benoist	31,817	—	*
Kevin Bloomfield	30,835	107,201	*
Bryan C. Cressey	99,689	14,000	*
Michael F. O. Harris	26,253	12,000	*
Stephen H. Johnson	17,887	49,202	*
Glenn Kalnasy	17,904	11,000	*
John M. Monter	15,600	2,000	*
Bernard G. Rethore(5)	16,600	2,000	*
D. Larrie Rose	26,408	73,872	*
Peter Sheehan	13,006	9,801	*
John Stroup	226,745	188,394	*
All directors and named officers as a group (14 persons)	555,467	482,470	*

*	Less than one percent

(1)	The number of shares includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Mr. Cressey’s number does not include shares held by the Bryan and Christina Cressey Foundation. Mr. Cressey is the President of the foundation and disclaims any beneficial ownership of shares owned by the foundation.

(2)	For Mr. Aldrich, the number of shares represents unvested RSUs awarded to him on the date of his appointment to the Board, February 22, 2007. For executive officers, the number of shares includes unvested RSUs granted under the Company’s long-term incentive plans and, for Mr. Stroup, the number of shares includes unvested employment inducement RSUs granted outside such plans on the date of his employment: Mr. Stroup — 226,745 RSUs; Mr. Benoist — 31,817 RSUs; Mr. Johnson — 5,400 RSUs; Mr. Sheehan — 7,600 RSUs; Mr. Rose — 7,600 RSUs; Mr. Bloomfield — 6,600 RSUs; and all named executive officers as a group — 285,762 RSUs.

(3)	Reflects the number of shares that could be purchased by exercise of stock options (and with respect to stock appreciation rights (SARs), reflects the number of SARs that are exercisable) at March 1, 2007 (with respect to Mr. Sheehan, March 5, 2007), or within 60 days thereafter, under the Company’s long-term incentive plans. Upon exercise of a SAR, the holder would receive the difference between the market price on the date of exercise and the exercise price in Company shares.

(4)	Represents the total of the “Number of Shares Beneficially Owned” column (excluding RSUs, which do not have voting rights before vesting) divided by the number of shares outstanding at March 1, 2007 — 44,631,246.

(5)	Includes 7,600 shares held in trust.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of filings with the Securities and Exchange Commission and other reports submitted by our directors and officers, we believe that all of our directors and executive officers complied during 2006 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

BENEFICIAL OWNERSHIP TABLE OF SHAREHOLDERS
OWNING MORE THAN FIVE PERCENT

The following table shows information regarding those shareholders known to the Company to beneficially own more than 5% of the outstanding Belden shares for the period ending on December 31, 2006.

	Amount and Nature	Percent of
Name and Address	of Beneficial	Outstanding
of Beneficial Owner	Ownership	Common Stock

FMR Corp.	5,190,393(1)	11.78%
82 Devonshire Street
Boston, MA 02109
T. Rowe Price Associates, Inc.	3,536,163(2)	8%
100 E. Pratt Street
Baltimore, MD 21202
Dimensional Fund Advisors Inc.	3,067,102(3)	6.96%
1299 Ocean Avenue
Santa Monica, CA 90401
Goldman Sachs Asset Management, L.P.	2,766,155(4)	6.3%
30 Old Slip
New York, NY 10005
Columbia Wanger Asset Management, L.P.	2,307,000(5)	5.24%
227 West Monroe Street, Suite 3000
Chicago, IL 60606
Barclays Global Investors, N.A	2,279,327(6)	5.17%
Barclays Global Fund Advisors
Barclays Global Investors, Ltd
Barclays Global Investors Japan Trust and Banking Company Limited
Barclays Global Investors Japan Limited (collectively the “Barclays Group”)
Ebisu Prime Square Tower 8th Floor
1-1-39 Hiroo Shibuya-Ku
Tokyo 150-8402 Japan
Trafelet & Company, LLC	2,815,000(7)	6.4%
900 Third Avenue
5th Floor
New York, NY 10022

(1)	Information based on Schedule 13G/A filed with the SEC by FMR Corp. on February 14, 2007, reporting sole voting power over 834,780 shares and sole dispositive power over 5,190,393 shares.

(2)	Information based on a Schedule 13G/A filed with the SEC by T. Rowe Price Associates, Inc. on February 14, 2007, reporting sole voting power over 916,700 shares and sole dispositive power over 3,536,163 shares.

(3)	Information based on a Schedule 13G/A filed with the SEC by Dimensional Fund Advisors Inc. on February 1, 2007, reporting sole voting and dispositive power over 3,067,102 shares.

(4)	Information based on Schedule 13G filed with the SEC by Goldman Sachs Asset Management, L.P. on February 7, 2007, reporting sole voting power over 2,505,448 shares and sole dispositive power over 2,766,155 shares.

(5)	Information based on Schedule 13G filed with the SEC by Columbia Wanger Asset Management, L.P. on January 11, 2007, reporting sole voting power over 2,147,000 shares, shared voting power over 160,000 shares and sole dispositive power over 2,307,000 shares.

(6)	Information based on Schedule 13G filed with the SEC by the Barclays Group on January 9, 2007, reporting sole voting power over 2,081,450 shares and dispositive power over 2,279,327 shares, the aggregate number owned by the Barclays Group.

(7)	Information based on Schedule 13G filed with the SEC by Trafalet & Company, LLC on February 14, 2007, reporting shared dispositive power over 2,815,000 shares.

In addition, at December 31, 2006, Prudential Bank & Trust, FSB, as Trustee of the Belden CDT Inc. Retirement Savings Plan, held of record 391,148.6194 shares, which represents .8764% of common stock.

EXECUTIVE COMPENSATION:

COMPENSATION COMMITTEE REPORT

The Compensation Committee provides the following report in accordance with the rules adopted by the Securities and Exchange Commission.

The Compensation Committee states that it has reviewed and discussed with management the Compensation Discussion and Analysis contained in the next section of this proxy statement. Based on these reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

This report is submitted on behalf of the members of the Compensation Committee.

Glenn Kalnasy (Chair)
Lance Balk
John Monter

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (CD&A) provides a summary of the key objectives and material elements of compensation for Belden’s named executive officers listed in the Summary Compensation Table discussed below. This CD&A should be read in conjunction with the following tables, which follow the CD&A in this proxy statement:

•	Summary Compensation

•	Grants of Plan-Based Awards

•	Outstanding Equity Awards at Fiscal Year-End

•	Option Exercises and Stock Vested

•	Pension Benefits

•	Nonqualified Deferred Compensation

•	Payments upon Termination or Change-in-Control

The Compensation Committee of Belden is composed of independent directors appointed by the Board. It determines, approves and reports to the Board on all elements of compensation for Belden’s executive officers. The individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during 2006, as well as the other individuals included in the Summary Compensation Table, are referred to as the “named executive officers.” (Mr. Matz, a named executive officer, left the Company in February 2006. Information on his compensation is included below under the caption “Mr. Matz.”)

The Committee also administers Belden’s incentive plans (including reviewing and approving grants to its executive officers under its equity incentive plans) and generally consults with management regarding Belden’s compensation programs. The Committee’s charter summarizes the Committee’s responsibilities, which the Committee and Board periodically review and revise. The Committee meets throughout the year, including at quarterly meetings held in conjunction with Board meetings. The Committee chair reports on Committee actions and recommendations at Board meetings. The Committee has the authority to engage outside advisors to assist the Committee and, pursuant to such authority, has engaged Deloitte Consulting LLP to conduct an annual review of the Company’s total compensation program for the CEO and other executive officers. Deloitte provides the Committee with relevant market data and alternatives to consider when making compensation decisions for the CEO and other executive officers and advises the Committee periodically on executive compensation philosophy, strategy and implementation.

Philosophy

Belden’s general goals in designing compensation programs are to attract, motivate and retain key talent; reward associates for individual and company performance; and align management’s interest with those of its stockholders.

In 2006, the Committee and management refined these goals to align them with the Company’s new strategic three-year plan. A cornerstone of the strategic plan is for the Company to develop and implement a talent management process to recruit and retain the talent necessary to achieve its strategic goals. To that end, the Company has developed processes to identify and recruit high potential talent and has changed its performance review, career development and compensation programs to attract and retain such talent. Key objectives of this process are to pay for performance and to increase the variable component of total compensation. The Committee and management believe that the proportion of compensation at risk should rise as an associate’s level of responsibility increases. Senior management meets throughout the year to review the status of deploying the strategic plan, including the talent management process.

Total compensation for executive officers consists of the following elements:

•	Base salary

•	Annual cash incentive payments

•	Long-term equity grants

•	Retirement benefits

•	Health and welfare benefits

Historically, Belden has targeted total direct compensation (the sum of base salary, annual cash incentive payments and long-term equity awards) for executive officers at the 50th percentile of the relevant peer group and survey data, at expected (target) performance levels.

For 2006 compensation, survey sources included the 2006 Economic Research Institute Executive Compensation Assessor; 2006/2007 Watson Wyatt Top Management and Middle Management Compensation Calculator; and the 2006 William H. Mercer Executive Compensation Survey. The survey data is regressed to reflect Belden’s revenue size. The companies that comprise the peer group are: Harman International Industries Inc., Energizer Holdings, Inc., Molex, Inc., Exide Technologies, Spectrum Brands, Inc., Amkor Technology, Inc., Juniper Networks, Inc., American Power Conversion Corporation, Amphenol Corporation, Thomas & Betts Corporation, Atmel Corporation, Fairchild Semiconductor International, CommScope, Inc., AVX Corporation, On Semiconductor Corp., Plexus Corp., JDS Uniphase Corporation, Hexcel Corporation, and Altera Corp. The peer group consists of manufacturing companies that are comparable to Belden based on revenue size and market capitalization and that met the following three requirements: (i) annual revenues in excess of $1 billion; (ii) greater than 30% of revenues from global sales; and (iii) three or more business segments.

The Committee’s compensation consultant (Deloitte) collected competitive data on the three elements of total direct compensation (base salary, annual cash incentive payments, and long-term equity awards) of the companies in the peer group and survey data for three of the positions listed on the Summary Compensation Table — those being, the Chief Executive Officer (John Stroup), Chief Financial Officer (Gray Benoist) and Division Presidents (Peter Sheehan and Larrie Rose). However, there was insufficient data available for comparison as to the other position listed in the table, the General Counsel position. For that position, Deloitte relied on survey data. Deloitte used the Black-Scholes option pricing model to value long-term stock options or stock appreciation awards; the fair market value of shares on the grant date to value restricted stock grants; and the target grant date value to value performance shares or units.

To compete for the talent necessary to achieve the Company’s strategic objectives, Belden has begun to generally target total direct compensation at the 75th percentile. However, as the Company moves to the 75th percentile, it will emphasize pay-for-performance and increase the proportion of compensation at risk — the variable component of total direct compensation — and the degree of difficulty of the performance targets.

Total direct compensation of the named executive officers — other than Mr. Stroup (75th) and Mr. Benoist (90th) — currently is approximately at the 50th percentile. As it sought candidates for the positions of CEO and CFO, the Committee determined that these levels of compensation were needed to recruit high potential outside candidates with the appropriate skills and experience to fill these critical positions.

Base Salary

Base salaries of executive officers are generally reviewed annually and are determined and adjusted based on the executive’s performance, the competitive market, the executive’s experience and internal equity. In 2006, the Company adopted a new performance review process for senior management that emphasizes individual accountability based on the attainment of objective goals. Pursuant to this process, Mr. Cressey, on behalf of the Board, conducted a performance review with Mr. Stroup.

To assess the competitiveness of compensation for executive officers, the Company compared each officer’s compensation to the peer group and survey data noted above. The comparison focused on each component of total direct compensation — base salary, an annual cash incentive award, and long-term equity awards — as well as total compensation.

Salaries paid to the named executive officers for 2006 are shown in the Summary Compensation Table.  With respect to Mr. Benoist, effective with his appointment as Vice President, Finance and Chief Financial Officer on August 24, 2006, he began receiving a base salary of $360,000 per year.

Annual Cash Incentive Program

Belden’s annual cash incentive program permits eligible management to receive a cash bonus based on the achievement of Company financial goals (Financial Factor) and the attainment of individual personal objectives as determined by his or her annual cash incentive performance review (Personal Performance Factor). Generally, at its regularly scheduled meeting in February, the Committee determines the amount of the cash incentive compensation pool and participants for the ensuing year, and sets minimum and target levels for the Financial Factor.

For 2006, for corporate participants (including Messrs. Stroup, Benoist, Johnson, and Bloomfield), 100% of their Financial Factor was based upon consolidated EPS (80%) and operating working capital turns (20%). For division presidents (including Messrs. Sheehan and Rose), the Financial Factor was divided equally between the criteria for corporate participants (consolidated EPS and working capital turns) and division results — operating income (70%) and operating working capital turns (30%).

The Committee established thresholds and targets for consolidated EPS and operating working capital turns. “Consolidated EPS” is diluted EPS from continuing operations. “Operating working capital turns” is calculated using a twelve point average of working capital turns at the end of each month during the calendar year computed by taking the ratio at the end of each month of (i) the annualized actual cost of goods sold for the prior month and the current month plus the forecasted cost of goods sold for the next month to (ii) operating working capital at the end of the month. The Committee retains the discretion to approve adjustments to the calculation of consolidated EPS and operating working capital turns for unusual or one time items.

The Financial Factor as applied to executive officers is summarized below.

Financial Factor

	Corporate	Operating Unit
Participant	Performance	Performance

CEO	100%	0%
CFO, General Counsel, VPHR and Treasurer	100%	0%
Division President	50%	50%

Once estimated payouts based on the Financial Factor were determined, these were adjusted by the Personal Performance Factor — a factor of .5 to 1.5 — based on the individual’s attainment of his or her 2006 personal objectives.

Using this process, at its February 2007 meeting, the Committee reviewed and approved cash incentive payouts for 2006. For the year, the Company exceeded its EPS target by 32%, which yielded a cash incentive equal to 180% of target for 80% of the corporate incentive, and achieved the threshold level of performance of the target for operating working capital turns, which yielded a cash incentive equal to 50% of target for 20% of the corporate cash incentive. The EPS, operating income and operating working capital results were adjusted to reflect certain unusual or unexpected events that occurred during the year such as excess and obsolete inventory adjustments and restructurings in Europe and North America. The Committee believed it was appropriate to adjust the financial results for those legacy issues, which were implemented to facilitate the restructuring of the Company.

The Financial Factor for corporate participants (including Messrs. Stroup, Benoist, Johnson and Bloomfield) was 1.54. The Financial Factor for Mr. Sheehan was 1.51 and for Mr. Rose, 1.07. Had the financial adjustments noted above not been made, the Financial Factor for corporate participants, Mr. Sheehan and Mr. Rose would have been 0.78, 0.95 and 0.39, respectively. Base salaries used in calculating payouts were as of the beginning of the year.

After computing estimated payouts using the Financial Factor, these amounts were adjusted by the participant’s Personal Performance Factor, a factor of 0.5-1.5 based on the participant’s attainment of his or her 2006 personal objectives. Target cash incentives as a percent of base salary for the named executive officers were 100% for Mr. Stroup, 85% for Mr. Benoist, and 50% for Messrs. Sheehan, Rose, Bloomfield and Johnson (35% for that part of 2006 in which Mr. Johnson was not Interim CFO). Pursuant to his employment agreement (discussed below), Mr. Benoist received a pro-rata share of his annual cash incentive based on his employment period with the Company from August 24 through December 31, 2006. The Personal Performance Factor for the named executive officers ranged from 1.05 to 1.40.

The 2006 cash incentives for the named executive officers are set out in the Summary Compensation Table under the column, Non-Equity Incentive Plan Compensation.

Long-Term Incentive Awards

2006 Awards

Belden’s long-term incentive plan (Plan) authorizes the Committee to grant various equity awards, including stock options, stock appreciation rights (“SARs”), performance stock, performance stock units (“PSUs”), restricted shares, and restricted share units (“RSUs”). Annual equity awards (other than those for new hires) are made at the Committee’s regularly scheduled meeting in February. For 2006 awards, eligibility was based on a threshold salary, individual performance and the competitive market. However, the Committee granted 27,400 awards to 29 associates who did not meet the salary grade threshold because of their outstanding individual performance. Also, Mr. Stroup’s awards were based on his employment agreement. His employment agreement provides that for the three-year period of 2006 through 2008, he will receive equity awards having a grant date value of not less than $2.5 million per year. In addition, Mr. Benoist’s 2006 awards were based on his employment agreement, which provided for RSUs of $300,000, SARs of $500,000, and PSUs of $500,000, to be granted effective on the date of his employment. Pursuant to his agreement, on such date (August 24, 2006), as an inducement to accept employment with the Company, Mr. Benoist received 9,090 RSUs, 29,446 SARs and 15,151 PSUs. The PSUs were based on achieving target performance for the performance goals discussed below.

Based on the above eligibility criteria and Mr. Stroup’s employment agreement, on February 22, 2006, the Committee granted to all participants (including Mr. Stroup) 445,700 awards under the Plan — 315,600 SARs, 63,700 RSUs and 66,400 PSUs. All PSUs were awarded to executive officers or direct reports of Mr. Stroup, and were based on target performance. These awards represented 1% of outstanding shares on the record date (April 3, 2006).

Out of the February 2006 grants, the current named executive officers received the following awards: Mr. Stroup, 113,600 SARs and 50,000 PSUs; Mr. Johnson, 4,600 SARs, 2,000 PSUs and 2,400 RSUs; Mr. Sheehan, 6,400 SARs, 2,800 PSUs, and 3,400 RSUs; Mr. Rose, 6,400 SARs, 2,800 PSUs, and 3,400 RSUs; and Mr. Bloomfield, 5,600 SARs, 2,400 PSUs, and 3,000 RSUs. (See the Grants of Plan-Based Awards Table for the grant date value of the RSUs and SARs awarded to the named executive officers. The value of these awards was computed in accordance with FAS 123R. The table also includes additional information on these awards, including the estimated payouts of the awarded PSUs at threshold, target and maximum levels.)

For the named executive officers (other than Mr. Benoist), the SARs were issued at the average of the high and low price of Belden stock on February 22, 2006 ($25.805), the date the Committee made the awards. Mr. Benoist’s SARs were issued at the average of the high and low price of Belden stock on August 24, 2006 ($33.00), the date of his appointment and the date the Board made the award. All SARs will vest in equal amounts over three years and will expire ten years after the grant date. Upon exercise, the participant will receive in Belden stock the excess of fair market value per share at the time of exercise over the exercise price, times the number of shares subject to the SAR. The RSUs vest after three years, are subject to forfeiture if the participant were to voluntarily leave the Company before the prescribed period and, upon vesting, are payable in Company stock.

At its February 21, 2007 meeting, the Committee granted the number of shares actually awarded to executive officers for attainment of performance goals covered under the PSUs issued in 2006. The shares awarded were in the form of RSUs. The number of RSUs awarded to participants was based on the 2006 Financial Factor used in determining a participant’s 2006 annual cash incentive award. The Financial Factor was capped at 1.5 for the 2006 performance period. The RSUs will vest in equal amounts over a two-year period and are subject to forfeiture should the participant voluntarily leave the Company.

The current named executive officers received the following RSUs in exchange for receiving PSUs in 2006: Mr. Stroup, 75,000; Mr. Benoist, 22,727; Mr. Johnson, 3,000; Mr. Sheehan, 4,200; Mr. Rose, 4,200; and Mr. Bloomfield, 3,600.

For a summary of outstanding stock options, SARs, restricted stock and RSUs each named executive officer had at December 31, 2006, see the Outstanding Equity Awards at Fiscal Year-End Table, included below. For a summary of option exercises and vesting of restricted stock and RSUs of each named executive officer that occurred during 2006, see the Option Exercises and Stock Vested Table, noted below.

2007 Awards

On February 21, 2007, the Committee granted to all participants (including Mr. Stroup) 454,050 awards under the Plan — 372,800 SARs, 18,350 RSUs and

62,900 PSUs. These awards represented approximately 1% of outstanding shares on the record date of April 2, 2007. Awards to Messrs. Stroup and Benoist were pursuant to their employment agreements. Awards to the other executive officers were based on individual performance, peer group data and survey data of the competitive market. Consistent with the emphasis on paying for performance and increasing the variable component of compensation, all equity awards to the named executive officers were in the form of SARs or PSUs (or both). The named executive officers received the following awards of February 2007 grants: Mr. Stroup, 107,400 SARs; Mr. Benoist, 15,000 SARs and 7,500 PSUs; Mr. Johnson, 6,400 SARs and 3,100 PSUs; Mr. Sheehan, 8,100 SARs and 3,900 PSUs; Mr. Rose, 6,400 SARs and 3,100 PSUs; and Mr. Bloomfield, 8,600 SARs and 4,200 PSUs.

Mr. Stroup’s awards were entirely in the form of SARs to permit the Company to take a tax deduction for the awards in accordance with Section 162(m) of the IRC. The Company expects that if stockholders approve Proposal II (Approve performance goals for performance-based awards made under the Cable Design Technologies Corporation 2001 Long-Term Performance Incentive Plan to enable the Company to seek a deduction under Section 162(m) of the IRC), it would permit the Committee to issue PSUs to Mr. Stroup and to other covered executive officers in 2008 that qualify as “performance-based” compensation under Section 162(m) of the IRC, and consequently should permit the Company to deduct the income that the recipient of the award recognizes as an ordinary business expense and not be subject to the limit of Section 162(m).

Retirement Benefits

Each named executive officer participates in the following retirement plans:

•	Belden’s defined contribution plan (the “Retirement Savings Plan”);

•	Belden’s supplemental excess defined contribution plan (“Excess Contribution Plan”);

•	Belden’s pension plan (the “Pension Plan”); and

•	Belden’s supplemental excess defined pension plan (“Excess Pension Plan”).

The Retirement Savings Plan is a funded, qualified, defined contribution plan under the IRC. It is generally available to all active U.S. employees of Belden or its subsidiaries. Participants may contribute from 1% to 50% of pay on a before-tax basis, subject to the limits imposed by the IRC. Belden matches a participant’s contributions at 100% for the first 3% of participant’s contributions and, thereafter, at 50% up to a maximum of 6% of pay. The Company’s matching contributions are in cash. All contributions are invested in employee-directed investment funds. The Excess Contribution Plan is an unfunded, nonqualified plan that provides the benefits of the Retirement Savings Plan to certain employees (including the named executive officers) whose participation in the Retirement Savings Plan is capped beyond certain compensation levels established by the IRC. The Company pays account balances under the Retirement Savings Plan and the Excess Contribution Plan to participants upon their retirement; termination of employment; permanent disability; or death.

The Pension Plan is a qualified, funded, defined benefit plan under the IRC. With certain exceptions, it is generally available to all active U.S. employees of Belden or its subsidiaries. Pursuant to the plan, the Company credits to each participant’s account under the plan 4% of the participant’s annual total compensation up to the Social Security wage base for the year, plus 8% of total compensation that exceeds the Social Security wage base. Generally, for the named executive officers, “total compensation” is the sum of salary and any annual cash incentive compensation. Participants do not make contributions to the Pension Plan. The Company contributes funds to a trust that are sufficient to meet the minimum requirements under the IRC to maintain the status of the Pension Plan as a qualified plan. The Excess Pension Plan is an unfunded, nonqualified plan that provides the benefits of the Pension Plan to certain employees (including the named executive officers) whose participation is capped beyond a certain salary level established by the IRC. The Company pays account balances under the Pension Plan and the Excess Pension Plan to participants upon their retirement; termination of employment; permanent disability; or death.

The Company maintains a “grantor trust” under Section 671 of the IRC for each of the Excess Contribution Plan and the Excess Pension Plan. The trusts are intended to provide participants of these plans some assurance that the benefits and payments to which participants are entitled will be paid. Prior to a change of control of Belden (as defined in the trust agreements), the Company has the discretion to make contributions to the trusts. After a change in control of the Company, the Company must transfer to the trusts the amount participants have earned through the date of the change in control and thereafter continue to fund the trusts as benefits accrue. The amount held in the two trusts at December 31, 2006 was $1,052. The assets of the trusts are subject to claims of creditors of Belden in the event the Company becomes “insolvent” as defined in the trust agreements.

The actuarial present value of the accumulated benefit under the Belden Pension Plan and the Excess Pension Plan for each named executive officer is included in the Pension Benefits Table, included below. The Nonqualified Deferred Compensation Table, included below, provides the following information for each named executive officer with respect to the Belden Excess Contribution Plan: the officer’s 2006 contributions; the Company’s 2006 contributions; the earnings accrued during 2006 under the Excess Contribution Plan; any withdrawals or distributions; and the year-end balance under the plan. See the Change in Pension Value & Nonqualified Deferred Compensation Earnings column and the All Other Compensation column of the Summary Compensation Table for the Company’s contributions to the Belden Retirement Savings Plan for each named executive officer.

Cash Long-Term Performance Plan

In 2003, Belden Inc. adopted a cash long-term performance plan having performance cycles of four years (with new cycles beginning each year). Following the merger of Belden Inc. and the Company in July 2004 (the Merger), the Committee decided to discontinue the plan prospectively. Two performance cycles were granted in 2003 (2003-2006 cycle) and 2004 (2004-2007 cycle) prior to the plan’s discontinuance. Of the named officers, only Messrs. Johnson, Rose and Bloomfield currently participate. With respect to the two cycles, performance measures are based on the Company’s average annual growth rate of EBITDA compared to the average annual growth rate of a peer group index of approximately fifty electrical and electronic equipment companies over the four-year performance cycle. Cash payments may be made in 2007 for the 2003 cycle and in 2008 for the 2004 cycle if the performance criteria are met. See the Non-Equity Incentive Plan column of the Summary Compensation Table for the estimated amount payable under the 2003 cycle of the plan to Messrs. Johnson, Rose and Bloomfield. Once the 2004 cycle is determined in 2008, the plan will terminate.

Retention and Integration Awards Program

In connection with the Merger (which constituted a change of control for purposes of stock options under the Belden Inc. and CDT plans), all restricted stock grants under the Belden Inc. and CDT plans became fully vested except that the named executive officers who had restricted stock outstanding at the time of the Merger waived the lapse of restrictions on their restricted stock in connection with the Merger in exchange for participating in a retention and integration awards program. Each of the Belden-named executive officers at the time of the Merger also agreed to amend his change of control agreement (discussed below) to remove the provision regarding the unilateral thirty-day right of termination with respect to the Merger.

The value of each payment with respect to the retention and integration award equaled 110% of the executive’s salary. Fifty percent of this value was paid in the form of cash and the remaining fifty percent, in shares of restricted stock of the Company, with the number of shares of Company stock being determined on the Merger date. The awards were paid in three installments: one-third upon each of the consummation of the Merger (July 15, 2004), the first (July 15, 2005) and second (July 15, 2006) anniversaries of the consummation of the Merger, in each case if the executive were still employed by the Company on those dates. Of the named executive officers, Messrs. Johnson, Sheehan, Rose and Bloomfield participated in the retention and integration awards program and each of them received all payments under the program. (Mr. Matz also participated in the program until he left the Company; he did not receive his third payment.) See the All Other Compensation Column of the Summary Compensation Table for the amounts paid to Messrs. Johnson, Sheehan, Rose and Bloomfield in 2006 under the program.

Stock Ownership Guidelines

In 2005, to further align senior management’s interest with stockholders’ interest, the Compensation Committee established stock ownership guidelines for Section 16(a) officers — Company officers (including the named executive officers) who are required to disclose their holdings of Company stock to the SEC. The CEO is required to hold three times his annual base salary in Belden stock and all other Section 16(a) officers must hold two times their annual base salary. An officer has five years from May 2005 (the date the guidelines were implemented) or, if later, five years from becoming an officer to acquire the appropriate shareholdings, and he or she must make interim progress toward the requirement during the five-year period — 20% after one year, 40% after two years, 60% after three years and 80% after four years. For purposes of determining ownership, unvested RSUs and the value of vested in-the-money options and SARs are included. For calculation purposes, the Committee will use the higher of the current trading price or the acquisition price. As of the record date, each of the named executive officers either met his interim or five-year stock ownership guideline.

Health, Welfare Benefits and Perquisites

The Company’s healthcare, insurance and other welfare and employee-benefit programs are the same for all eligible employees, including executive officers. The Company shares the cost of health and welfare benefits with its associates, a cost that is dependent on the level of benefit coverage that each associate elects.

The Company reimburses the following named executive officers for luncheon club memberships: Messrs. Stroup, Benoist, Bloomfield, and Sheehan. The Company also pays the cost of annual physical examinations and tax preparation services for the named executive officers. The aggregate amount of these for each named executive officer does not exceed $10,000 and has not been included in the Summary Compensation Table.

Chief Executive Officer Compensation

All elements of compensation for Mr. Stroup, including base salary, annual cash incentive and long-term incentives, are reviewed and approved solely by the Board or the Committee. As of the date of his appointment (October 31, 2005), Mr. Stroup was awarded a combination of stock options and RSUs to compensate him for the “in the money” value of his unvested options and unvested restricted stock that he forfeited upon leaving his former employer and as a further inducement to accept employment with the Company. He received 451,580 stock options with an exercise price equal to the fair market value of the Company’s stock on the grant date ($19.93). The options vest in equal installments over three years and expire in ten years. The RSUs (150,526) vest in five years and will be paid in Company stock upon vesting.

In connection with his appointment, Mr. Stroup entered into an executive employment agreement with the Company, effective October 31, 2005. The agreement’s initial term is for three years. Mr. Stroup’s base salary of $600,000 per year is subject to annual review; he is entitled to participate in the Company’s annual cash incentive plan; and his annual target bonus is 100% of his base salary. See above under the captions “Annual Cash Incentive Program” and “Long-Term Incentive Awards” for a discussion of Mr. Stroup’s 2006 annual cash incentive award and equity grants in 2006 and 2007.

Should Mr. Stroup terminate his employment (for any reason before a change of control of the Company or, after a change of control, without good reason), he will be entitled to receive any accrued base salary. He will forfeit all unvested equity awards. If the Company terminates his employment for cause, Mr. Stroup will be entitled to any accrued salary and benefits, and all vested and unvested equity awards will be forfeited and cancelled. If the Company terminates Mr. Stroup’s employment without cause (before a change of control of the Company), he will be entitled to (i) severance equal to the product of the sum of his base salary and annual cash incentive target, times 1.5, (ii) a pro-rated annual cash incentive payment for the current year, and (iii) accelerated vesting of his equity awards granted on the date of his appointment (October 31, 2005) with the right to exercise such options for one year.

Under Mr. Stroup’s agreement, a change of control generally will occur when a person acquires more than 50% of the outstanding shares of the Company’s stock or a majority of the board consists of individuals who were not approved by the board. In such event, all unvested options and RSUs granted on the date of his appointment will become vested, exercisable and payable. Following a change of control and during the two-year period thereafter, if Mr. Stroup’s employment is involuntarily terminated without cause or he elects to terminate it for good reason, he will receive all amounts provided for in the event of a termination without cause before a change of control of the Company, except severance would be based on a multiple of 2.0 and he would have full vesting of all equity awards. Good reason includes an event where his duties are “negatively and materially changed.”

If the payments would constitute an “excess parachute payment” pursuant to IRC Section 280G and the present value of such payments is more than 110% of the threshold at which such amounts become an excess parachute payment, Mr. Stroup will be entitled to a gross-up payment to cover his excise tax liability. Should Mr. Stroup leave the Company for any reason, his employment agreement precludes him from competing with the Company or soliciting any Company employees for 18 months (24 months during any two-year period following a change of control). His agreement also provides that he will be entitled to participate in all employee benefit plans of the Company available to senior executives. Mr. Stroup’s agreement is included as Exhibit 10.1 in the Company’s Form 8-K, filed on September 27, 2005, and should be read in its entirety for a complete description of his employment terms.

Other Employment Agreements

Mr. Benoist

In connection with his appointment, effective August 24, 2006, Mr. Benoist entered into an executive employment agreement with the Company. The agreement’s initial term is for five years from the effective date, subject to earlier termination based on disability, death, termination by the Company with or without cause, and voluntary termination by Mr. Benoist with or without good reason. Mr. Benoist’s annual base salary is $360,000 and is subject to annual review and increase; he is entitled to participate in the Company’s annual cash incentive plan and his annual target cash incentive is 85% of his base salary. For 2006, he received a pro-rata share (based on his employment period from the effective date through December 31) of the cash incentive he earned in 2006. The amount earned was based on actual Company and individual performance for 2006.

On the date of his appointment (August 24, 2006), in accordance with his employment agreement, Mr. Benoist was awarded a combination of RSUs, SARs and PSUs, valued at $300,000, $500,000 and $500,000, respectively, to induce him to accept employment with the Company. (See Long-Term Incentive Awards; 2006 Awards above for a summary of these awards.) Upon a change in control of the Company, all such inducement awards will immediately vest, any RSUs awarded with respect to inducement PSUs will immediately vest, and any RSUs to be awarded with respect to inducement PSUs will be fully vested immediately upon award. Pursuant to his agreement, Mr. Benoist was granted an equity award in February 2007 valued at 200% of his base salary, half of which was in SARs and the other half in PSUs. (See Long-Term Incentive Awards; 2007 Awards for a summary of these awards.) Pursuant to his agreement, any future awards will be determined in the discretion of the Compensation Committee. His agreement also entitles him to participate in all employee benefit plans of the Company available to senior executives and requires that he relocate to St. Louis within two years.

Following a change in control of the Company, if Mr. Benoist’s employment is terminated by the Company without cause or is voluntarily terminated by Mr. Benoist for good reason, in either case only in connection with such change in control or during the period commencing on the occurrence of the change in control and ending on the second anniversary thereof (the “Protection Period”), then the Company will pay and provide Mr. Benoist with certain payments and benefits, including a lump sum severance payment equal to the sum of his highest base salary during the Protection Period and his annual target cash incentive, multiplied by two; a pro-rated annual cash incentive through the date of termination based on target performance; and Company medical benefits for two years.

Outside the context of a change in control of the Company, if Mr. Benoist’s employment is terminated by the Company without cause, then the Company will pay and provide Mr. Benoist with certain payments and benefits, including severance payments in installments that equal in the aggregate the sum of his base salary and his annual target cash incentive; a pro-rated annual cash incentive through the date of termination based on actual performance; and Company medical benefits for 12 months.

Following a change in control of the Company, if Mr. Benoist’s employment is terminated by the Company without cause or is voluntarily terminated by Mr. Benoist for good reason, in either case only in connection with such change in control or during the Protection Period, all of Mr. Benoist’s equity awards (other than the inducement awards which would have already vested in accordance with the change in control trigger noted above) will immediately vest, and all unexercised stock appreciation rights will be exercisable for the lesser of one year after the date of termination or the exercise period stated in the award agreement.

Outside the context of a change in control of the Company, if Mr. Benoist’s employment is terminated by the Company without cause, or if Mr. Benoist’s employment terminates due to death or disability, then all of Mr. Benoist’s inducement awards will immediately vest, any RSUs awarded with respect to inducement PSUs will immediately vest, any RSUs to be awarded with respect to inducement PSUs will be fully vested immediately upon award following the performance period, and Mr. Benoist’s inducement SSARs will be exercisable for the lesser of one year after the date of termination or the exercise period stated in the award agreement. All of Mr. Benoist’s other equity (non-inducement) awards will in such circumstances (outside the context of a change in control) be governed by the terms and conditions of the award agreements.

Mr. Benoist also agrees to certain confidentiality, nonsolicitation and noncompetition covenants that began on his appointment and extend for various periods beyond termination of his employment. Mr. Benoist’s agreement is included as Exhibit 10.3 in the Company’s 2006 third quarter Form 10-Q, filed on November 3, 2006, and should be read in its entirety for a complete description of his employment terms.

Messrs. Johnson, Rose and Bloomfield

Before the Merger, Belden Inc. entered into change of control agreements with Messrs. Johnson, Rose and Bloomfield. These agreements provide for, among other things, certain payments and benefits in the event of a “qualifying termination” of employment (i.e., a termination of employment by the executive officer for “good reason” or a termination of employment by Belden without “cause,” each as defined in the change of control agreements) within three years following a change of control. In the event of a qualifying termination, the executive will become entitled to outplacement services and health benefit continuation and a lump sum severance payment generally equal to the sum of: (i) 2 times the sum of the executive’s base salary and the highest annual cash incentive earned by the executive with respect to the two completed fiscal years preceding the date of termination and (ii) the amount necessary to make the executive whole with respect to any excise taxes imposed under the IRC with respect to excess parachute payments.

The Merger constituted a change in control and the Company, in connection with the Merger, assumed all of the obligations of Belden Inc. under each of these agreements. The agreements will expire on July 15, 2007. The form of Messrs. Rose, Johnson, and Bloomfield’s agreements are included as Exhibits 10.38 in the Company’s 2006 annual report on Form 10-K, and this should be read in its entirety for a complete description of their employment terms.

Mr. Sheehan

Effective July 16, 2006, Mr. Sheehan entered into an Executive Employment Agreement with the Company. The agreement reflects his continuing employment as Vice President, Operations of the Company and President of its Belden Americas division at an annual base salary of $368,000. His base salary will be subject to annual review by Mr. Stroup. Mr. Sheehan will be entitled to participate in the Company’s annual cash incentive plan, as well as all other employee benefit plans of the Company available to senior executives. His agreement’s initial term is for three years from its effective date, subject to earlier termination based on disability, death, termination by the Company with or without cause, and voluntary termination by Mr. Sheehan with or without good reason.

Following a change in control of the Company, if Mr. Sheehan’s employment is terminated by the Company without cause or is voluntarily terminated by him for good reason, in either case during the period commencing on the occurrence of the change in control and ending on the second anniversary thereof (the “Protection Period”), then the Company will pay and provide him with certain payments and benefits, including a lump sum severance payment equal to the sum of his highest base salary during the Protection Period and his annual target cash incentive, multiplied by two; a pro-rated annual cash incentive through the date of termination based on target performance; and Company medical benefits for two years.

Outside the context of a change in control of the Company, if his employment is terminated by the Company without cause, then the Company will pay and provide him with certain payments and benefits, including severance payments in installments that equal in the aggregate the sum of his base salary and his annual target cash incentive; a pro-rated annual cash incentive through the date of termination based on actual performance; and Company medical benefits for 12 months.

All of his stock options, stock appreciation rights, restricted stock units, performance share units and any other long-term incentive awards will remain in effect in accordance with their terms and conditions (including with respect to the consequences of a termination of employment or a change in control) and are not amended or affected by his employment agreement. He also agrees to certain confidentiality, nonsolicitation and noncompetition covenants that begin on the effective date and extend for various periods beyond termination of his employment.

Mr. Sheehan’s agreement is included as Exhibit 10.1 in the Company’s 2006 third quarter Form 10-Q, filed on November 3, 2006, and it should be read in its entirety for a complete description of the employment terms.

Mr. Matz

In connection with leaving the Company, effective February 6, 2006, Mr. Matz, Vice President of Operations, entered into a separation agreement with the Company. The agreement confirmed his entitlements arising out of his employment and separation from the Company. Pursuant to the separation agreement, among other things, Mr. Matz received severance of $1,041,800 (an amount equal to two times the sum of his base salary and 2004 cash incentive) and a 2005 cash incentive of $108,500. He also became vested in 12,000 restricted shares of Company stock and had the right to exercise his stock options until the earlier of February 7, 2007 and the expiration date of the applicable stock option award. The vesting of his March 30, 2005 stock option grant was accelerated. Mr. Matz’s separation agreement, non-compete covenant and general release of claims are included as Exhibits in the Company’s Form 8-K, filed on February 10, 2006, and should be read in their entirety for a complete description of his separation arrangements.

Quantitative Disclosure of Employment Agreements

Information regarding applicable payments under the agreements the Company has with each of the named executive officers is provided below under the heading Payments upon Termination or Change of Control.

Indemnification Agreements

Each of the named executive officers has entered into an indemnification agreement with the Company. The agreement provides, in essence, for indemnification against expenses, judgments, fines and settlements in connection with covered threatened or pending litigation, inquiries or investigations that arise out of his acts or omissions in his capacity as an officer of the Company.

Summary Compensation Table

							Change
							in Pension
						Non-	Value and
						Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
		Salary(1)	Bonus	Awards(2)	Awards(3)	Compensation(4)	Earnings(5)	Compensation(6)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

John Stroup	2006	600,000		1,289,309	1,567,001	1,200,000	51,609	42,330	4,750,249
President and
Chief Executive Officer
Gray Benoist	2006	128,307		145,784	49,502	207,000	5,639	6,079	542,311
Vice President,
Finance and Chief
Financial Officer
Stephen H. Johnson	2006	301,200		71,191	30,901	330,025	32,650	54,399	820,366
Treasurer and
Interim Chief Financial Officer
Peter Sheehan	2006	358,667		78,712	58,137	282,400	28,352	71,348	877,616
Vice President,
Operations and President
Belden Americas Division
D. Larrie Rose	2006	312,000		124,477	58,137	343,050	52,232	107,857	997,753
Vice President,
Operations and President,
European Operations
Kevin L. Bloomfield	2006	281,500		124,070	50,661	531,175	43,022	72,619	1,103,047
Vice President,
Secretary and General Counsel
Robert Matz	2006	39,010		56,810	86,250	—	7,206	1,043,670	1,232,946
Vice President,
Operations and
President, of (former) NetworkingDivision

(1)	Salaries are amounts actually received. Mr. Benoist’s compensation information is for the period of August 24, 2006 (the date of his appointment) through December 31, 2006 and is based on an annual salary of $360,000.

(2)	Reflects the dollar amounts recognized for financial statement reporting purposes for 2006 in accordance with FAS 123R with respect to awards of stock for each named officer. See Grants of Plan-Based Awards Table for 2006 stock awards to the named officers.

(3)	Reflects the dollar amounts recognized for financial statement reporting purposes for 2006 in accordance with FAS 123R with respect to awards of options or SARs for each named officer. See Grants of Plan-Based Awards Table for 2006 SARs awards to the named officers. See footnote 14 of the financial statements of the Company’s 2006 annual report on Form 10-K for the assumptions the Company used in computing fair value in accordance with FAS 123R.

(4)	Represents (i) amounts earned under the Company’s annual cash incentive plan for 2006 as determined by the Compensation Committee at its February 2007 meeting and (ii) for Messrs. Johnson, Rose and Bloomfield, the anticipated payments for the 2003 cycle (2003-2007) under the Company’s cash long-term performance plan: for Mr. Johnson, $68,625; for Mr. Rose, $167,750; and for Mr. Bloomfield, $297,375. Two performance cycles were granted in 2003 and 2004 prior to the discontinuance of the cash long-term performance plan.

(5)	The amounts in this column reflect the increase in the actuarial present value of the accumulated benefits under the Company’s defined benefit plans in which the named executives participate. None of the named executives received above-market or preferential earnings on deferred compensation.

(6)	This column reflects various amounts. For Mr. Stroup, $40,950 with respect to the Company’s matching contributions in its defined contribution plans (i.e., qualified and excess plans) and $1,380 for life insurance benefits. For Mr. Benoist, $5,462 for moving expenses and $616 for life insurance benefits. For Mr. Johnson, $17,334 with respect to the Company’s matching contributions in its defined contribution plans, $33,458 under his retention and integration award agreement, $1,754 for life insurance benefits, and $1,853 in restricted stock dividends. For Mr. Sheehan, $21,023 with respect to the Company’s matching contributions in its defined contribution plans, $48,348 under his retention and integration award agreement, $1,033 for life insurance benefits, and $944 in restricted stock dividends. For Mr. Rose, $20,542 with respect to the Company’s matching contributions in its defined contribution plans, $45,833 under his retention and integration award agreement, $2,962 for life insurance benefits, $4,494 in restricted stock dividends, $28,025 for a foreign cost of living adjustment, and $6,000 for vacation benefits. For Mr. Bloomfield, $18,167 with respect to the Company’s matching contributions in its defined contribution plans, $46,750 under his retention and integration award agreement, $2,590 for life insurance benefits, and $5,112 in restricted stock dividends. For Mr. Matz, $1,041,800 for his separation from the Company, $1,200 for vacation benefits, $299 for life insurance benefits, and $371 for moving expenses. No named executive received perquisites in excess of $10,000.

Grants of Plan-Based Awards

								All	All
								Other	Other
								Stock	Option			Grant
								Awards:	Awards:	Exercise	Closing	Date
		Estimated Future Payouts			Estimated Future Payouts			Number of	Number of	or Base	Price on	Fair
		Under Non-Equity Incentive			Under Equity Incentive			Shares of	Securities	Price of	Grant	Value of
		Plan Awards(1)			Plan Awards(2)			Stock	Underlying	Option	Date of	Stock and
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units(3)	Options(4)	Awards(5)	Options	Option
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($/Sh)	Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)

John Stroup		300,000	600,000
	02/22/06				25,000	50,000	75,000					1,935,376
	02/22/06								113,600	25.8050	25.92	1,290,680
Gray Benoist		153,000	306,000
	08/24/06				7,576	15,151	22,727					749,992
	08/24/06							9,090				299,970
	08/24/06								29,446	33.0000	33.32	420,194
Stephen H. Johnson		66,583	133,166
	02/22/06				1,000	2,000	3,000					77,416
	02/22/06							2,400				61,932
	02/22/06								4,600	25.8050	25.92	49,956
Peter Sheehan		78,000	158,000
	02/22/06				1,400	2,800	4,200					108,382
	02/22/06							3,400				87,737
	02/22/06								6,400	25.8050	25.92	69,504
D. Larrie Rose		78,000	156,000
	02/22/06				1,400	2,800	4,200					108,382
	02/22/06							3,400				87,737
	02/22/06								6,400	25.8050	25.92	69,504
Kevin L. Bloomfield		69,000	138,000
	02/22/06				1,200	2,400	3,600					92,898
	02/22/06							3,000				77,415
	02/22/06								5,600	25.8050	25.92	60,816
Robert Matz

(1)	Each of the named executive officers (other than Mr. Matz) participated in the Company’s annual cash incentive plan. The amounts reflected in column (c ) represent the cash payment under the plan that would have been made if the threshold performance for 2006 was met. The amounts reflected in column (d) represent the cash payment under the plan that would have been made if the target performance for 2006 was met. There is no upper limit on the amount that can be paid under the plan. See column (g) and footnote (4) of the Summary Compensation Table for the amounts earned for each of the named executive officers.

(2)	The 2006 performance share unit awards were made on February 22, 2006 for the named executive officers, except for Mr. Benoist, whose performance awards were made on August 24, 2006. The award period during which performance shall be measured is calendar year 2006. If Company performance during the award period is at 80% of targeted objectives (“Threshold” Column (f)), then the grantee shall be entitled to receive one-half (.5) of an RSU for each PSU. If Company performance during the award period is at 120% or above of targeted objectives (“Maximum” Column (h)), then the grantee shall be entitled to receive one and one-half (1.5) of an RSU for each PSU. The number of RSUs are prorated for performance between the foregoing standards. If Company performance is at less than 80% of targeted objectives during the award period, then the grantee shall not be entitled to receive any RSUs for the PSUs. After the award period, the Committee shall determine the number (if any) of RSUs to be awarded and the date the Committee makes such determination is the performance determination date. One-half of the awarded RSUs shall vest on the first anniversary of the performance determination date and the remaining one-half shall vest on the second anniversary of the performance determination date. See Long-Term Incentive Awards; 2006 Awards under Compensation Discussion and Analysis, above, for the number of RSUs actually awarded in connection with the 2006 grant of PSUs.

(3)	The amounts reflected in column (i) are the number of time-vested RSUs granted to named executive officers in 2006. These shares vest on February 22, 2009 for all of the named executive officers, except for Mr. Benoist, whose shares vest on August 24, 2011.

(4)	The amounts reflected in column (j) are the number of SARs granted to each of the named executive officers in 2006. These awards vest in equal amounts over three years on the first, second and third anniversaries of the grant date.

(5)	The exercise price for awarded SARs equaled the average of the high and low of Belden shares on the grant date.

Outstanding Equity Awards at Fiscal Year-End

						Stock Awards
									Equity
									Incentive
	Option Awards							Equity	Plan
			Equity					Incentive	Awards:
			Incentive					Plan	Market or
			Plan					Awards:	Payout
			Awards:			Number of		Number of	Value of
	Number of	Number of	Number of			Shares or	Market	Unearned	Unearned
	Securities	Securities	Securities			Units	Value of	Shares,	Shares,
	Underlying	Underlying	Underlying			of Stock	Shares or	Units or	Units or
	Unexercised	Unexercised	Unexercised	Option		That Have	Units of Stock	Other Rights	Other Rights
	Options(1)	Options(2)(3)	Unearned	Exercise	Option	Not	That Have	That Have	That Have
	(#)	(#)	Options	Price(4)	Expiration	Vested(5)(6)	Not Vested(7)	Not Vested	Not Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	#	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

John Stroup	150,527	301,053	—	19.9300	10/31/2015	151,545	5,923,894	—	—
		113,600		25.8050	2/22/2016	75,000	2,931,750
Gray Benoist		29,446	—	33.0000	08/24/2016	9,090	355,328	—	—
						22,727	888,398
Stephen H. Johnson	9,000		—	39.5312	2/20/2008	4,400	171,996	—	—
	9,000			16.9375	11/4/2008	3,000	117,270
	6,000			21.7500	2/16/2010
	4,000			26.3800	2/14/2011
	6,000			20.8650	2/18/2012
	3,500			13.3000	2/18/2013
	3,500			19.0750	2/23/2014
	3,334	6,666		22.6650	3/30/2015
		4,600		25.8050	2/22/2016
Peter Sheehan	7,850		—	20.0000	11/3/2013	3,400	132,906	—	—
	7,667	15,333		22.6650	3/30/2015	4,200	164,178
		6,400		25.8050	2/22/2016
D. Larrie Rose	13,000		—	39.5312	2/20/2008	9,400	367,446	—	—
	4			16.9375	11/4/2008	4,200	164,178
	16,000			21.7500	2/16/2010
	8,000			26.3800	2/14/2011
	9,400			20.8650	2/18/2012
	10,000			19.0750	2/23/2014
	7,667	15,333		22.6650	3/30/2015
		6,400		25.8050	2/22/2016
Kevin L. Bloomfield	20,000		—	39.5312	2/20/2008	10,000	390,900	—	—
	25,000			20.0625	1/5/2009	3,600	140,724
	25,000			21.7500	2/16/2010
	8,000			26.3800	2/14/2011
	10,000			20.8650	2/18/2012
	12,000			13.3000	2/18/2013
	12,000			19.0750	2/23/2014
	6,667	13,333		22.6650	3/30/2015
		5,600		25.8050	2/22/2016
Robert Matz	10,000		—	23.4800	2/7/2007			—	—
	6,601			13.3000	2/7/2007
	6,251			19.0750	2/7/2007
	5,000			22.6650	2/7/2007

(1)	Shows vested options.

(2)	Shows unvested options and SARs.

(3)	For Mr. Stroup, the 301,053 unexercisable options expiring 10/31/15 vest as follows: 150,527 vest on 10/31/07 and 150,526 vest on 10/31/08. His 113,600 unexercisable SARs expiring 2/22/16 vest as follows: 37,867 on 2/22/07, 37,867 on 2/22/08, and 37,868 on 2/22/09. For Mr. Benoist, his 29,446 unexercisable SARs expiring 8/24/06 vest as follows: 9,816 on 8/24/07, 9,816 on 8/24/08, and 9,814 vesting on 8/24/09. For Mr. Johnson, his 6,666 unexercisable options expiring on 3/30/15 vest as follows: 3,334 on 3/30/07 and 3,332 on 3/30/08. His 4,600 unexercisable SARs expiring 2/22/16 vest as follows: 1,534 on 2/22/07, 1,534 on 2/22/08, and 1,532 on

2/22/09. For Messrs. Sheehan and Rose, their 15,333 unexercisable options expiring 3/30/15 vest as follows: 7,667 on 3/30/07 and 7,666 on 3/30/08. Their 6,400 unexercisable SARs expiring 2/22/16 vest as follows: 2,134 on 2/22/07, 2,134 on 2/22/08, and 2,132 on 2/22/09. For Mr. Bloomfield, his 13,333 unexercisable options vest as follows: 6,667 on 3/30/07 and 6,666 on 3/30/08. His 5,600 unexercisable SARs vest as follows: 1,867 on 2/22/07, 1,867 on 2/22/08, and 1,867 on 2/22/09.

(4)	The exercise price of option and SAR awards equaled the average of the high and low of Belden shares on the grant date.

(5)	Mr. Stroup’s 151,745 RSUs vest on 10/31/2010. Mr. Benoist’s 9,090 RSUs vest on 8/24/11. Mr. Johnson’s 2,000 shares of restricted stock vest on 2/23/07 and his 2,400 RSUs vest on 2/22/09. Mr. Sheehan’s 3,400 RSUs vest on 2/22/09. Mr. Rose’s 6,000 shares of restricted stock vest on 2/23/07 and his 3,400 RSUs vest on 2/22/09. Mr. Bloomfield’s 7,000 shares of restricted stock vest on 2/23/07 and his 3,000 RSUs vest on 2/22/09.

(6)	On February 22, 2006, Messrs. Stroup, Johnson, Sheehan, Rose and Bloomfield were granted performance share units (PSUs) in the amounts of 50,000, 2,000, 2,800, 2,800 and 2,400 units, respectively. Mr. Benoist was granted 15,151 PSUs on August 24, 2006. Mr. Matz was not granted any PSUs. On the performance determination date of one year from the grant date, the named executive officers were awarded RSUs for achieving the performance criteria for the PSU grants. For Messrs. Stroup, Benoist, Johnson, Sheehan, Rose and Bloomfield the number of RSUs were 75,000, 22,727, 3,000, 4,200, 4,200, and 3,600, respectively. The RSUs vest in equal amounts on 2/22/08 and 2/22/09.

(7)	The market value represents the product of the number of shares and the closing market price of Belden shares on December 31, 2006 ($39.09).

Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of Shares			Value Realized
	Acquired on	Value Realized on	Number of Shares	on
	Exercise	Exercise(1)	Acquired on Vesting	Vesting(2)
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)

John Stroup	—	—	—	—
Gray Benoist	—	—	—	—
Stephen H. Johnson	—	—	3,632	98,627
Peter Sheehan	26,000	529,450	2,359	69,826
D. Larrie Rose	15,596	252,629	8,236	217,146
Kevin L. Bloomfield	—	—	9,281	243,638
Robert Matz	25,148	474,873	12,000	321,900

(1)	Mr. Rose exercised 12,996 options on 8/29/06 at a market price of $33.7893/share and a grant price of $16.9375/share. Mr. Rose exercised 2,600 options on 8/29/06 at a market price of $33.7969/share and a grant price of $20.865/share. Mr. Sheehan exercised 22,500 options on 9/22/06 at a market price of $38.3173/share and a grant price of $18.75/share, and he exercised 3,500 options on 9/22/06 at an exercise price of $38.1417/share and a grant price of $12.66. Mr. Matz exercised 3,399 options on 10/23/06 at a market price of $39.7506/share and a grant price of $13.30/share; 3,749 options on 11/30/06 at a market price of $39.7972/share and a grant price of $19.075/share; 5,000 options on 12/14/06 at a market price of $39.25/share and a grant price of $22.665/share; 5,000 options on 12/21/06 at a market price of $39.80/share and a grant price of $22.665/share; and 8,000 options on 12/27/06 at a market price of $40/share and a grant price of $22.665/share.

(2)	The market value of the underlying shares on the vesting date of 2/18/06 was $25.16, the average of the high and low of Belden shares on that day. The market value of the underlying shares on the vesting date of 07/15/06 was $29.60, the average of the high and low of Belden shares on that day. The market value of the underlying shares for Mr. Matz was $26.825, the average of the high and low of Belden shares on his separation date of 2/6/06. Mr. Johnson acquired 2,000 shares on 2/18/06 and 1,632 shares on 7/15/06. Mr. Sheehan acquired 2,359 shares on 7/15/06. Mr. Rose acquired 6,000 shares on 2/18/06 and 2,236 shares on 7/15/06. Mr. Bloomfield acquired

7,000 shares on 2/18/06 and 2,281 shares on 7/15/06. Mr. Matz acquired 12,000 shares upon his separation date of 2/6/06.

Pension Benefits

		Number of Years	Present Value of	Payments During
		Credited Service	Accumulated Benefit(2)	Last Fiscal Year
Name	Plan Name(1)	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)

John Stroup	Pension Plan	1.2	14,533	—
	Excess Plan		40,681	—
Gray Benoist	Pension Plan	0.3	5,639	—
	Excess Plan		—	—
Stephen H. Johnson	Pension Plan	13.2	191,417	—
	Excess Plan		10,034	—
Peter Sheehan	Pension Plan	2.0	39,807	—
	Excess Plan		16,044	—
D. Larrie Rose	Pension Plan	34.5	400,857	—
	Excess Plan		15,755	—
Kevin L. Bloomfield	Pension Plan	25.5	398,277	—
	Excess Plan		11,117	—
Robert Matz	Pension Plan	3.7	52,035	—
	Excess Plan		41,705	—

(1)	Each of the named executive officers participates in the Belden CDT Inc. Pension Plan (“Pension Plan”) and the Belden CDT Inc. Excess Defined Benefit Plan (“Excess Plan”). The Pension Plan is a cash balance plan. The account of each participant increases on an annual basis by 4% of the participant’s eligible compensation up to the Social Security wage limit ($94,200 for 2006) and by 8% of the participant’s eligible compensation in excess of the Social Security wage limit up to the limit on compensation that may be taken into account by a plan qualified under the Internal Revenue Code ($220,000 for 2006). The Excess Plan provides the benefit to the participant that would have been available under the Pension Plan if there were not a limit on compensation that may be taken into account by a plan qualified under the Internal Revenue Code. In general, eligible compensation for a participant includes base salary plus any amount earned under the annual cash incentive plan. Upon retirement, participants in the Pension Plan may elect a lump sum distribution or a variety of annuity options. Upon retirement, participants in the Excess Plan may elect a lump sum distribution or a series of payments over a two, five, or ten year period.

(2)	The computation of the value of accumulated benefit for each individual incorporates a 5.75% discount rate, an interest credit rate of 4.75%, and an expected retirement age of 65.

Nonqualified Deferred Compensation Table*

	Executive	Registrant		Aggregate	Aggregate
	Contributions	Contributions	Aggregate Earnings	Withdrawals/	Balance
	in Last FY	n Last FY	in Last FY	Distributions	at Last FYE
Name	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)

John Stroup	73,000	29,700	2,354	0	117,160
Gray Benoist	0	0	0	0	0
Stephen H. Johnson	56,040	6,084	2,997	0	117,427
Peter Sheehan	14,830	11,123	1,235	0	52,885
D. Larrie Rose	70,300	9,292	10,622	0	345,737
Kevin L. Bloomfield	11,159	6,917	8,598	0	260,566
Robert Matz	0	0	2,004	0	71,999

*	Each of the named executive officers participates in the Belden CDT Inc. Supplemental Excess Defined Contribution Plan (“Excess DC Plan”). Amounts reflected in column (c), but not those in column (d), have been reflected in column (i) of the Summary Compensation Table. A portion of amounts included in column (f), attributable to years prior to 2006, were not reported as compensation in such years.

PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

				Termination	Change-
			Termination	not for	in-
	Resignation	Retirement	for Cause	Cause	Control*	Disability	Death
John Stroup	($)	($)	($)	($)	($)	($)	($)
Cash Severance(1)				1,800,000	2,400,000
Bonus(2)				600,000	600,000	600,000	600,000
Excise Tax(3)					3,111,429
Accelerated option awards(4)				5,768,182	7,277,358	7,277,358	7,277,358
Accelerated stock awards(5)				5,923,894	5,923,894	7,599,945	7,599,945
Health care benefits(6)				9,270	12,360
Disability income(7)						225,000
Life insurance benefits(8)							1,200,000
Outplacement services
Savings Plans(9)	149,302	149,302	149,302	149,302	149,302	149,302	149,302
Pension Plan(10)					73,817	73,817	73,817

*	Certain payments in this column assume a termination not for cause by the Company or a termination for good reason by the officer following a change-in-control.

(1)	A termination not for cause includes the sum of Mr. Stroup’s base salary of $600,000 and his annual target bonus of $600,000 times 1.5. A change-in-control includes the sum of Mr. Stroup’s base salary and annual target bonus times 2.0.

(2)	Upon a termination not for cause, a change-in-control, disability or death, Mr. Stroup or his estate would receive his annual target bonus of 100% of his base salary ($600,000).

(3)	Upon a change in control, Mr. Stroup would receive a gross-up payment in accordance with Section 280G of the IRC if the present value of his payment would be more than 110% of the threshold at which such amounts become an excess parachute payment under Section 280G.

(4)	Upon a termination not for cause, a change-in-control, disability and death, Mr. Stroup or his estate would receive immediate vesting of his 10/31/05 grant of options. Upon a change-in-control, disability or death, Mr. Stroup or his estate would receive immediate vesting of his 2/22/06 grant of 113,600 SARs.

(5)	Upon a termination not for cause or a change-in-control, Mr. Stroup would receive accelerated vesting of his 10/31/05 grant of 151,107 RSUs (plus accrued dividends in the form of additional RSUs). Upon disability or death, Mr. Stroup or his estate would receive accelerated vesting of his 10/31/05 grant of RSUs plus accelerated vesting of a pro-rata number of RSUs from the 2/22/06 PSU award.

(6)	Upon a termination not for cause, Mr. Stroup would receive 18 months of health care benefits at a rate of $515 per month. Upon a change-in-control, Mr. Stroup would receive 24 months of health care benefits.

(7)	Upon becoming disabled, Mr. Stroup would receive 60% of his 2006 base pay, up to a maximum of $225,000.

(8)	Upon death, Mr. Stroup’s estate would receive two times his 2006 base pay up to a maximum of $1,500,000.

(9)	Amounts represent the estimated lump-sum present value under qualified and non-qualified savings plans to which Mr. Stroup would be entitled.

(10)	Amounts represent the pension amount to which Mr. Stroup would be entitled.

PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL — (Continued)

				Termination	Change-
			Termination	not for	in-
	Resignation	Retirement	for Cause	Cause	Control*	Disability	Death
Gray Benoist	($)	($)	($)	($)	($)	($)	($)
Cash Severance(1)				666,000	1,332,000
Bonus(2)				306,000	306,000	306,000	306,000
Excise Tax(3)				654,307
Accelerated option awards(4)				179,326	179,326	179,326	179,326
Accelerated stock awards(5)				1,243,727	1,243,727	1,243,727	1,243,727
Health care benefits(6)				6,180	12,360
Disability income(7)						216,000
Life insurance benefits(8)							720,000
Outplacement services
Savings Plans(9)
Pension Plan(10)					6,382	6,382	6,382

*	Certain payments in this column assume a termination not for cause by the Company or termination for good reasons by the officer following a change-in-control.

(1)	A termination not for cause includes the sum of Mr. Benoist’s base salary of $360,000 and his annual target bonus of $306,000. A change-in-control includes the sum of Mr. Benoist’s base salary and annual target bonus times 2.0.

(2)	Upon a termination not for cause, a change-in-control, disability or death, Mr. Benoist or his estate would receive his annual target bonus of 85% of his base salary ($360,000).

(3)	Upon a change-in-control, Mr. Benoist would receive a gross-up payment in accordance with Section 280G of the IRC if the present value of his payment would be more than 110% of the threshold at which such amounts become an excess parachute payment under Section 280G.

(4)	Upon a termination not for cause, a change-in-control, disability or death, Mr. Benoist would receive immediate vesting of his 8/24/06 grant of 29,446 SARs.

(5)	Upon a termination not for cause, a change-in-control, disability or death, Mr. Benoist would receive immediate vesting of his 8/24/06 grant of 9,090 RSUs and accelerated vesting of his 8/24/06 target PSU award of 22,727 RSUs.

(6)	Upon a termination not for cause, Mr. Benoist would receive 12 months of health care benefits at a rate of $515 per month. Upon a change-in-control, Mr. Benoist would receive 24 months of health care benefits.

(7)	Upon becoming disabled, Mr. Benoist would receive 60% of his 2006 base pay, up to a maximum of $225,000.

(8)	Upon death, Mr. Benoist’s estate would receive two times his 2006 base pay up to a maximum of $1,500,000.

(9)	Amounts represent the estimated lump-sum present value under qualified and non-qualified savings plans to which Mr. Benoist would be entitled.

(10)	Amounts represent the pension amount to which Mr. Benoist would be entitled.

PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL — (Continued)

				Termination	Change-
			Termination	not for	in-
	Resignation	Retirement	for Cause	Cause	Control*	Disability	Death
Stephen Johnson	($)	($)	($)	($)	($)	($)	($)
Cash Severance(1)				952,800	952,800
Bonus(2)				75,250	75,250	75,250	75,250
Excise Tax(3)				281,621	281,621
Accelerated option awards(4)		109,500		170,611	170,611	170,611	170,611
Accelerated stock awards(5)				78,180	171,966	160,858	160,858
Health care benefits(6)				12,360	12,360
Disability income(7)						180,720
Life insurance benefits(8)							602,400
Outplacement services(9)				10,000	10,000
Savings Plans(10)	556,078	556,078	556,078	556,078	556,078	556,078	556,078
Pension Plan(11)	220,905	220,905	220,905	220,905	220,905	220,905	220,905

*	Certain payments in this column assume a termination not for cause by the Company or a termination for good reason by the officer following a change-in-control.

(1)	A termination not for cause and a change-in-control include two times Mr. Johnson’s base salary and the highest annual bonus Mr. Johnson earned with respect to the two completed fiscal years preceding the date of termination.

(2)	Bonus amounts for a termination not for cause and a change-in-control are per Mr. Johnson’s current employment agreement. Amounts listed for disability and death are in accordance with the Company’s cash incentive program guidelines.

(3)	Upon a termination not for cause or a change-in-control, Mr. Johnson would receive a gross-up payment in accordance with 280G of the IRC.

(4)	Upon retirement, Mr. Johnson would receive accelerated vesting of his 03/30/05 grant of options (6,666 shares of 10,000). Upon a change-in-control, disability, or death, Mr. Johnson would receive accelerated vesting of his 03/30/05 grant of options and his 02/22/06 grant of 4,600 SARs.

(5)	Upon a termination not for cause, Mr. Johnson would receive accelerated vesting of his 02/23/04 grant of 2,000 RSUs. Upon a change-in-control, Mr. Johnson would receive accelerated vesting of his RSUs granted on 02/23/04 and his 02/22/06 grant of 2,400 RSUs. Upon disability and death, Mr. Johnson or his estate would receive accelerated vesting of the 02/22/06 RSUs and a pro-rata number of RSUs from the 02/22/06 PSU award.

(6)	Upon a change-in-control, Mr. Johnson would be entitled to two years of health care benefits.

(7)	Upon becoming disabled, Mr. Johnson would receive 60% of his 2006 base pay, up to a maximum of $225,000.

(8)	Upon death, Mr. Johnson’s estate would receive two times his 2006 base pay up to a maximum of $1,500,000.

(9)	Amounts represent the estimated lump-sum present value under qualified and non-qualified savings plans to which Mr. Johnson would be entitled.

(10)	Amounts represent the pension amount to which Mr. Johnson would be entitled.

PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL — (Continued)

				Termination	Change-
			Termination	not for	in-
	Resignation	Retirement	for Cause	Cause	Control*	Disability	Death
Peter Sheehan	($)	($)	($)	($)	($)	($)	($)
Cash Severance(1)				552,000	1,104,000
Bonus(2)				184,000	184,000	184,000	184,000
Excise Tax(3)					304,759
Accelerated option awards(4)					336,874	336,874	336,874
Accelerated stock awards(5)					132,906	226,765	226,765
Health care benefits(6)				6,180	12,360
Disability income(7)						220,800
Life insurance benefits(8)							736,000
Outplacement services
Savings Plans(9)	472,638	472,638	472,638	472,638	472,638	472,638	472,638
Pension Plan(10)	70,149	70,149	70,149	70,149	70,149	70,149	70,149

*	Certain payments in this column assume a termination not for cause by the Company or a termination for good reason by the officer following a change-in-control.

(1)	A termination not for cause includes the sum of Mr. Sheehan’s base salary of $368,000 and his annual target bonus of $184,000. A change-in-control includes the sum of Mr. Sheehan’s base salary and annual target bonus times 2.0.

(2)	Upon a termination not for cause, a change-in-control, disability or death, Mr. Sheehan or his estate would receive his annual target bonus of 50% of his base salary, or $368,000.

(3)	Upon a change-in-control, Mr. Sheehan would receive a gross-up payment in accordance with Section 280G of the IRC if the present value of his payment would be more than 110% of the threshold at which such amounts become an excess parachute payment under Section 280G

(4)	Upon a change-in-control, disability or death, Mr. Sheehan would receive immediate vesting of his 03/30/05 grant of options and his 2/22/06 grant of 6,400 SARs.

(5)	Upon a change-in-control, Mr. Sheehan would receive accelerated vesting of his 02/22/06 grant of 3,400 RSUs. Upon disability or death, Mr. Sheehan or his estate would receive accelerated vesting of his 02/22/06 grant of RSUs and accelerated vesting of a pro-rata number of RSUs from the 2/22/06 PSU award.

(6)	Upon a termination not for cause, Mr. Sheehan would receive 12 months of health care benefits at a rate of $515 per month. Upon a change-in-control, Mr. Sheehan would receive 24 months of health care benefits.

(7)	Upon becoming disabled, Mr. Sheehan would receive 60% of his 2006 base pay, up to a maximum of $225,000.

(8)	Upon death, Mr. Sheehan’s estate would receive two times his 2006 base pay up to a maximum of $1,500,000.

(9)	Amounts represent the estimated lump-sum present value under qualified and non-qualified savings plans to which Mr. Sheehan would be entitled.

(10)	Amounts represent the pension amount to which Mr. Sheehan would be entitled.

PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL — (Continued)

				Termination	Change-
			Termination	not for	in-
	Resignation	Retirement	for Cause	Cause	Control*	Disability	Death
Larrie Rose	($)	($)	($)	($)	($)	($)	($)
Cash Severance(1)				974,600	974,600
Bonus(2)				156,000	156,000	156,000	156,000
Excise Tax(3)				260,494	260,494
Accelerated option awards(4)		251,850		336,874	336,874	336,874	336,874
Accelerated stock awards(5)				234,540	367,446	226,765	226,765
Health care benefits(6)				12,360	12,360
Disability income(7)						187,200
Life insurance benefits(8)							624,000
Outplacement services(9)				10,000	10,000
Savings Plans(10)	1,015,617	1,015,617	1,015,617	1,015,617	1,015,617	1,015,617	1,015,617
Pension Plan(11)	445,224	445,224	445,224	445,224	445,224	445,224	445,224

*	Certain payments in this column assume a termination not for cause by the Company or a termination for good reason by the officer following a change-in-control.

(1)	A termination not for cause and a change-in-control include two times Mr. Rose’s base salary and the highest annual bonus Mr. Rose earned with respect to the two completed fiscal years preceding the date of termination.

(2)	Bonus amounts for a termination not for cause and a change-in-control are per Mr. Rose’s current employment agreement. Amounts listed for disability and death are in accordance with the Company’s cash incentive program guidelines.

(3)	Upon a termination not for cause or a change-in-control, Mr. Rose would receive a gross-up payment in accordance with 280G of the IRC.

(4)	Upon retirement, Mr. Rose would receive accelerated vesting of his 03/30/05 grant of options (15,333 shares of 23,000). Upon a change-in-control, disability, or death, Mr. Rose would receive accelerated vesting of his 03/30/05 grant of options and his 02/22/06 grant of 6,400 SARs.

(5)	Upon a termination not for cause, Mr. Rose would receive accelerated vesting of his 02/23/04 grant of 6,000 RSUs. Upon a change-in-control, Mr. Rose would receive accelerated vesting of his RSUs granted on 02/23/04 and his 3,400 RSUs granted on 02/22/06. Upon disability and death, Mr. Rose or his estate would receive accelerated vesting of the 02/22/06 RSUs and a pro-rata number of RSUs from the 02/22/06 PSU award.

(6)	Upon a change — in-control, Mr. Rose would be entitled to two years of health care benefits.

(7)	Upon becoming disabled, Mr. Rose would receive 60% of his 2006 base pay, up to a maximum of $225,000.

(8)	Upon death, Mr. Rose’s estate would receive two times his 2006 base pay up to a maximum of $1,500,000.

(9)	Amounts represent the estimated lump-sum present value under qualified and non-qualified savings plans to which Mr. Rose would be entitled.

(10)	Amounts represent the pension amount to which Mr. Rose would be entitled.

PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL — (Continued)

				Termination	Change-
			Termination	not for	in-
	Resignation	Retirement	for Cause	Cause	Control*	Disability	Death
Kevin Bloomfield	($)	($)	($)	($)	($)	($)	($)
Cash Severance(1)				1,030,600	1,030,600
Bonus(2)				138,000	138,000	138,000	138,000
Excise Tax(3)				295,373	295,373
Accelerated option awards(4)		219,000		293,396	293,396	293,396	293,396
Accelerated stock awards(5)				273,630	390,900	197,720	197,720
Health care benefits(6)				12,360	12,360
Disability income(7)						168,900
Life insurance benefits(8)							563,000
Outplacement services(9)				10,000	10,000
Savings Plans(10)	1,034,322	1,034,322	1,034,322	1,034,322	1,034,322	1,034,322	1,034,322
Pension Plan(11)	459,733	459,733	459,733	459,733	459,733	459,733	459,733

*	Certain payments in this column assume a termination not for cause by the Company or a termination by the officer for good reason following a change-in-control.

(1)	A termination not for cause and a change-in-control include two times Mr. Bloomfield’s base salary and the highest annual bonus Mr. Bloomfield earned with respect to the two completed fiscal years preceding the date of termination.

(2)	Bonus amounts for a termination not for cause and a change-in-control are per Mr. Bloomfield’s current employment agreement. Amounts listed for disability and death are in accordance with the Company’s cash incentive program guidelines.

(3)	Upon a termination not for cause or a change in control, Mr. Bloomfield would receive a gross-up payment in accordance with 280G of the IRC.

(4)	Upon retirement, Mr. Bloomfield would receive accelerated vesting of his 03/30/05 grant of options (13,333 shares of 20,000). Upon a change-in-control, disability, or death, Mr. Bloomfield or his estate would receive accelerated vesting of his 03/30/05 option grants and his 02/22/06 grant of 5,600 SARs.

(5)	Upon a termination not for cause, Mr. Bloomfield would receive accelerated vesting of his 02/23/04 grant of 7,000 RSUs. Upon a change-in-control, Mr. Bloomfield would receive accelerated vesting of his RSUs granted 02/23/04 and his 3,000 RSUs granted on 02/22/06. Upon disability and death, Mr. Bloomfield or his estate would receive accelerated vesting of his 02/22/06 RSUs and a pro-rata number of RSU’s from the 02/22/06 PSU award.

(6)	Upon a change-in-control, Mr. Bloomfield would be entitled to two years of health care benefits.

(7)	Upon becoming disabled, Mr. Bloomfield would receive 60% of his 2006 base pay, up to a maximum of $225,000.

(8)	Upon death, Mr. Bloomfield’s estate would receive two times his 2006 base pay up to a maximum of $1,500,000.

(9)	Amounts represent the estimated lump-sum present value under qualified and non-qualified savings plans to which Mr. Bloomfield would be entitled.

(10)	Amounts represent the pension amount to which Mr. Bloomfield would be entitled.

February 22, 2007

Appendix I

CABLE DESIGN TECHNOLOGIES CORPORATION

2001 Long-Term Performance Incentive Plan

1.  Purpose.  The purpose of the 2001 Long-Term Performance Incentive Plan (the “Plan”) is to advance the interests of Cable Design Technologies Corporation, a Delaware corporation (the “Company”) and its stockholders by (i) providing incentives to certain employees of the Company, directors and to certain other individuals who perform services for, or to whom an offer of employment has been extended by, the Company, including those who contribute significantly to the strategic and long-term performance objectives and growth of the Company and (ii) to enable the Company to attract, retain and reward the best available persons for positions of responsibility.

2.  Administration.  The Plan shall be administered solely by the Board of Directors (the “Board”) of the Company or, if the Board shall so designate, by a committee of the Board that shall be comprised of not fewer than two directors (the “Committee”); provided that the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, and to such person or persons as it may determine in its discretion. References to the Committee hereunder shall include the Board where appropriate.

The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority (except as may be delegated as permitted herein) to select the employees and other individuals to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each individual selected, to modify the terms of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to eligible individuals located outside the United States and to prescribe the form of the instruments embodying Awards made under the Plan. The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it deems necessary or desirable for the administration of the Plan. The Committee (or its delegate as permitted herein) may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee (or its delegate as permitted herein) in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Plan participants. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute. Determinations to be made by the Committee under the Plan may be made by its delegates.

3.  Participation.  Participation in the Plan is limited to key employees of the Company and its subsidiaries. Consistent with the purposes of the Plan, the Committee shall have exclusive power (except as may be delegated as permitted herein) to select from the eligible group those employees who may be granted Awards under the Plan. Employees eligible for awards may be selected individually or by groups or categories, as determined by the Committee in its discretion.

4.  Awards under the Plan.

(a) Types of Awards.  Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) “Stock Options,” (ii) “Stock Appreciation Rights,”(iii) “Restricted Stock,” (iv) “Performance Grants” and (v) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of the Plan (including, but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States). Stock Options, which include “Nonqualified Stock Options” (which may be awarded to participants or sold at a price determined by the Committee (“Purchased Options”)) and “Incentive Stock Options” or combinations thereof, are rights to purchase common shares of the Company having a par value of $.01 per share and stock of any other class into which such shares may thereafter be changed (the “Common Shares”). Nonqualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in Paragraph 5. Stock Appreciation Rights are rights to receive (without payment to the Company) cash, Common Shares, other Company securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property (“Other Company Securities”)) or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in Paragraph 6. Shares of Restricted Stock are Common Shares which are issued subject to certain restrictions pursuant to Paragraph 7. Performance Grants are contingent awards subject to the terms, conditions and restrictions described in Paragraph 8, pursuant to which the participant may become entitled to receive cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

(b) Maximum Number of Shares that May be Issued.  There may be issued under the Plan (as Restricted Stock, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights, or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 3,400,000 Common Shares (after the reverse stock split effective on July 15, 2004), subject to adjustment as provided in Paragraph 14. In any one calendar year, the Committee shall not grant to any one participant options or SARs to purchase a number of shares of Common Stock, and shall not grant to any one participant Restricted Stock or Performance Grants, in excess of 400,000 shares. Common Shares issued pursuant to the Plan may be either authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof; provided, however, that, unless and until this plan is approved by the Company’s shareholders, only treasury shares shall be issued hereunder. If any Common Shares issued as Restricted Stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights, or if any Award is canceled, terminates or expires unexercised, any Common Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards.

(c) Rights with respect to Common Shares and Other Securities.

(i) Unless otherwise determined by the Committee in its discretion, a participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant’s rights pursuant to the Plan) shall have, after issuance of a certificate for the number of Common Shares awarded and prior to the expiration of the Restricted Period (as hereinafter defined) or the earlier repurchase of such Common Shares as herein provided, ownership of such Common Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Company Securities or property, or other forms of consideration which the participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions hereinafter described as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, a participant with whom an Award agreement is made to issue Common Shares in the future, shall have no rights as a stockholder with respect to Common Shares related to such agreement until issuance of a certificate to him.

(ii) Unless otherwise determined by the Committee in its discretion, a participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such a participant’s rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Common Shares or other instrument of ownership, if any. Except as provided in Paragraph 14, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

5.  Stock Options.  The Committee may grant or sell Stock Options either alone, or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter; provided that an Incentive Stock Option may be granted only to an eligible employee of the Company or any parent or subsidiary corporation. Each Stock Option (referred to herein as an “Option”) granted or sold under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

(a) The option price shall not be less than the fair market value of the Common Shares subject to such Option at the time the Option is granted, as determined by the Committee, and if an incentive stock option is granted to an employee who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any parent or subsidiary (a “Ten Percent Employee”), such option price shall not be less than 110% of such fair market value at the time the Option is granted.

(b) The Committee shall determine the number of Common Shares to be subject to each Option. The number of Common Shares subject to an outstanding Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Option are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of a Stock Appreciation Right attached to such Option, or to the extent that any other Award granted in conjunction with such Option is paid.

(c) The Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or to a participant’s family member (as defined in General Instruction A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto) by gift or a qualified domestic relations order (as defined in the Internal Revenue Code of 1986, as amended), and shall be exercisable during the grantee’s lifetime only by him. Unless the Committee determines otherwise, the Option shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in Paragraph 12 or his death.

(d) The Option shall not be exercisable:

(i) in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Option, after the expiration of ten years from the date it is granted. Any Option may be exercised during such period only at such time or times and in such installments as the Committee may establish;

(ii) unless payment in full is made for the shares being acquired thereunder at the time of exercise as set forth in paragraph (e) below; such payment shall be made in such form (including, but not limited to, cash, Common Shares, or the surrender of another outstanding Award under the Plan, or any combination thereof) as the Committee may determine in its discretion; and

(iii) unless the person exercising the Option has been, at all times during the period beginning with the date of the grant of the Option and ending on the date of such exercise, employed by or otherwise performing services for the Company, or a corporation, or a parent or subsidiary of a corporation, substituting or assuming the Option in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended, or any successor statutory provision thereto (the “Code”), is applicable, except that

(A) if such person shall cease such employment or performance of services by reason of his disability as defined in Paragraph 12 or early, normal or deferred retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an Option which has not expired and has not been fully exercised, such person, at any time within three years (or such period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Option has expired), may exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee;

(B) if any person to whom an Option has been granted shall die holding an Option which has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the Option has expired), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of his death, or with respect to such greater number of shares as determined by the Committee; or

(C) if such person shall cease employment or performance of services while holding an Option which has not expired and has not been fully exercised, the Committee may determine to allow such person at any time within the one year (or three months in the case of an Incentive Stock Option) or such other period determined by the Committee after the date he ceased such employment or performance of services (but in no event after the Option has expired), to exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee.

(e) Unless otherwise determined by the Committee, payment for shares being acquired under any Option shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds) or (as permitted by law) by a cashless exercise, (ii) by delivery of outstanding Common Shares with a fair market value on the date of exercise equal to the aggregate exercise price payable with respect to the Options’ exercise, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv) by authorizing the Company to withhold from issuance a number of shares issuable upon exercise of the Options which, when multiplied by the fair market value of a Common Shares on the date of exercise, is equal to the aggregate exercise price payable with respect to the Options so exercised or (v) by any combination of the foregoing. Options may also be exercised upon payment of the exercise price of the shares to be acquired by delivery of the optionee’s promissory note, but only to the extent specifically approved by and in accordance with the policies of the Committee.

In the event a grantee elects to pay the exercise price payable with respect to an Option pursuant to clause (ii) above, (A) only a whole number of Common Shares (and not fractional Common Shares) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such Common Shares tendered in payment of the exercise price (and that such tendered Common Shares have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) Common Shares must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (A) physical delivery of the certificate(s) for all such Common Shares tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (B) direction to the grantee’s broker to transfer, by book entry, of such Common Shares from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Shares, the difference, if any, between the aggregate exercise price payable with respect to the Option being exercised and the fair market value of the Common Shares tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender Common Shares having a fair market value exceeding the aggregate exercise price payable with respect to the Option being exercised (plus any applicable taxes).

In the event a grantee elects to pay the exercise price payable with respect to an Option pursuant to clause (iv) above, (A) only a whole number of share(s) (and not fractional shares) may be withheld in payment and (B) such grantee must present evidence acceptable to the Company that he or she has owned a number of Common Shares at least equal to the number of shares to be withheld in payment of the exercise price (and that such owned Common Shares have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. When payment of the exercise price is made by withholding of shares, the difference, if any, between the aggregate exercise price payable with respect to the Option being exercised and the fair market value of the shares withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of shares having a fair market value exceeding the aggregate exercise price payable with respect to the Option being exercised (plus any applicable taxes). Any withheld shares shall no longer be issuable under such Option (except pursuant to any Reload Option (as defined below) with respect to any such withheld shares).

(f) In the case of an Incentive Stock Option, the amount of the aggregate fair market value of Common Shares (determined at the time of grant of the Option pursuant to subparagraph 5(a) of the Plan) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

(g) It is the intent of the Company that Nonqualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent.

(h) The Committee may provide (either at the time of grant or exercise of an Option), in its discretion, for the grant to a grantee who exercises all or any portion of an Option (“Exercised Options”) and who pays all or part of such exercise price with Common Shares, of an additional Option (a “Reload Option”) for a number of Common Shares equal to the sum (the “Reload Number”) of the number of Common Shares tendered or withheld in payment of such exercise price for the Exercised Options plus, if so provided by the Committee, the number of Common Shares, if any, tendered or withheld by the grantee or withheld by the Company in connection with the exercise of the Exercised Options to satisfy any federal, state or local tax withholding requirements. The terms of each Reload Option, including the date of its expiration and the terms and conditions of its exercisability and transferability, shall be the same as the terms of the Exercised Option to which it relates, except that (i) the grant date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates and (ii) the exercise price for each Reload Option shall be the fair market value of the Common Shares on the grant date of the Reload Option.

6.  Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Stock Options, Performance Grants or other Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

(a) The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights. The number of Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

(b) The Award of Stock Appreciation Rights may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or to a participant’s family member (as defined in General Instruction A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto) by gift or a qualified domestic relations order (as defined in the Internal Revenue Code of 1986, as amended), and shall be exercisable during the grantee’s lifetime only by him. Unless the Committee determines otherwise, the Award of Stock Appreciation Rights shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in Paragraph 12 or his death.

(c) The Award of Stock Appreciation Rights shall not be exercisable:

(i) in the case of any Award of Stock Appreciation Rights which is attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date it is granted. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Committee may establish;

(ii) unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and

(iii) unless the person exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company, except that

(A) if such person shall cease such employment or performance of services by reason of his disability as defined in Paragraph 12 or early, normal or deferred retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may, at any time within three years (or such other period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which he could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

(B) if any person to whom an Award of Stock Appreciation Rights has been granted shall die holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which the decedent could have exercised the Award of Stock Appreciation Rights at the time of his death, or with respect to such greater number of shares as determined by the Committee.

(d) An Award of Stock Appreciation Rights shall entitle the holder (or any person entitled to act under the provisions of subparagraph 6(c)(iii)(B) hereof) to exercise such Award and surrender unexercised the Option (or other Award), if any, to which the Stock Appreciation Right is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange thereof, without payment to the Company, that number of Common Shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the fair market value of one share, at the time of such exercise, over the exercise price (or Option Price, as the case may be), times the number of shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right. The value of a Common Share, Other Company Securities or property, or other forms of payment determined by the Committee for this purpose shall be the fair market value thereof on the last business day next preceding the date of the election to exercise the Stock Appreciation Right, unless the Committee, in its discretion, determines otherwise. The exercise price of a Common Share subject to a Stock Appreciation Right shall not be less than the Fair Market Value of a Common Share on the grant date.

(e) A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subparagraph 6(d) hereof.

(f) No fractional shares may be delivered under this Paragraph 6, but in lieu thereof a cash or other adjustment shall be made as determined by the Committee in its discretion.

7.  Restricted Stock.  Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

(a) The Committee shall determine the number of Common Shares to be issued to a participant pursuant to the Award, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

(b) Restricted Stock awarded to a participant in accordance with the Award shall be subject to the following restrictions until the expiration of such period as the Committee shall determine, from the date on which the Award is granted (the “Restricted Period”): (i) a participant to whom an award of Restricted Stock is made shall be issued, but shall not be entitled to the delivery of a stock certificate, (ii) unless otherwise determined by the Committee, certificates representing Restricted Stock will be held in escrow by the Company on the participant’s behalf during the Restricted Period and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power, (iii) the Restricted Stock shall not be transferable prior to the end of the Restricted Period, (iv) the Restricted Stock shall be forfeited and the stock certificate shall be returned to the Company and all rights of the holder of such Restricted Stock to such shares and as a shareholder shall terminate without further obligation on the part of the Company if the participant’s continuous employment or performance of services for the Company shall terminate for any reason prior to the end of the Restricted Period, except as otherwise provided in subparagraph 7(c), and (v) such other restrictions as determined by the Committee in its discretion.

(c) If a participant who has been in continuous employment or performance of services for the Company since the date on which a Restricted Stock Award was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability as defined in Paragraph 12 or by reason of early, normal or deferred retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Award was granted to him and prior to the end of the Restricted Period of such Award, the Committee may determine to cancel any and all restrictions on any or all of the Common Shares subject to such Award.

8.  Performance Grant.  The Award of the Performance Grant (“Performance Grant”) to a participant will entitle him to receive a specified amount determined by the Committee (the “Actual Value”), if the terms and conditions specified herein and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the following terms and conditions, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Committee, in its discretion, shall establish, and shall be embodied in an instrument in such form and substance as is determined by the Committee:

(a) The Committee shall determine the value or range of values of a Performance Grant to be awarded to each participant selected for an Award and whether or not such a Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to the participant (the “Associated Award”). As determined by the Committee, the maximum value of each Performance Grant (the “Maximum Value”) shall be: (i) an amount fixed by the Committee at the time the Award is made, (ii) an amount which varies from time to time based in whole or in part on the then current value of the Common Shares, Other Company Securities or property, or other securities or property, or any combination thereof, or (iii) an amount that is determinable from pre-established business criteria established by the Committee pursuant to Section 8(b) hereof, provided, however, that in no event shall the Maximum Value for a participant exceed $5 million per year. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Committee.

(b) The award period (“Award Period”) related to any Performance Grant shall be a period determined by the Committee. At the time each Award is made, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the participant, the Company, one or more of its subsidiaries or one or more of their divisions or units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

Notwithstanding anything to the contrary contained in this Section 8, for the CEO and the other most highly paid officers of the Company and its subsidiaries who are “covered employees” as defined in Section 162(m) of the Internal Revenue Code (“Highly Compensated Participants”), payment of any amount in respect of Performance Grant Awards shall be based solely on the attainment of performance goals (i.e. performance objectives), which performance goals (including their measures and weights) shall be established annually by the Committee. Performance criteria used by the Committee to establish performance goals for Performance Grant Awards granted to Highly Compensated Participants shall include one or any combination of the following, which may be measured on either a relative or absolute basis with respect to the Company or one or more of its subsidiaries or business units:

(i) return on equity, assets, capital or investment;

(ii) measures of profitability, including operating income, net income from continuing operations, net income, or pre-tax or after-tax earnings per share;

(iii) the control or reduction in the level of working capital;

(iv) economic value added;

(v) revenues or sales;

(vi) EBITDA;

(vii) EBITDA margin;

(viii) operating margin;

(ix) cash flow or similar measure;

(x) total shareholder return;

(xi) change in the market price of the Common Stock; or

(xii) market share.

The performance goals established by the Committee for each Performance Grant Award granted to Highly Compensated Participants will specify achievement targets with respect to each applicable performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). For Performance Grant Awards to Highly Compensated Participants, the Committee shall determine whether the performance goals have been met. For any such Award, the Committee may provide in the original terms of the Award that any determination of such performance may include or exclude the impact of the occurrence of one or more of the following events during the performance period:

(i) asset write-downs;

(ii) gain or loss on the sale or disposal of businesses or significant assets;

(iii) the effect of changes in tax laws, accounting principles or policies, or other laws or provisions affecting reported results; reorganization or restructuring programs;

(iv) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 or in the MD&A of the Company’s quarterly reports or annual report to shareholders;

(v) the effect of acquisitions, mergers, joint ventures or divestitures;

(vi) plant start-up costs; costs associated with plant or other facility shutdowns; and

(vii) stock compensation expenses;

(viii) or costs associated with executive succession (including severance).

The performance goals established by the Committee may be (but need not be) different for each performance period and different performance goals may be applicable for Awards to different Highly Compensated Participants in the same performance period. Payment shall be made with respect to a Performance Grant Award to a Highly Compensated Participant only after the attainment of the applicable performance goals has been certified in writing by the Committee. The Committee may, at its sole discretion, reduce the amount otherwise payable under the original terms of an outstanding Award of Performance Grants to a Highly Compensated Participant, but shall have no discretion to increase the amount otherwise payable.

(c) The rights of a participant in Performance Grants awarded to him shall be provisional and may be canceled or paid in whole or in part, all as determined by the Committee, if the participant’s continuous employment or performance of services for the Company shall terminate for any reason prior to the end of the Award Period.

(d) The Committee shall determine whether the conditions of subparagraph 8(b) or 8(c) hereof have been met and, if so, shall ascertain the Actual Value of the Performance Grants. If the Performance Grants have no Actual Value, the Award and such Performance Grants shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Grants have any Actual Value and:

(i) were not awarded in conjunction with an Associated Award, the Committee shall cause an amount equal to the Actual Value of the Performance Grants earned by the participant to be paid to him or his beneficiary as provided below; or

(ii) were awarded in conjunction with an Associated Award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grants, in which event no amount in respect thereof shall be paid to the participant or his beneficiary, and the Associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grants to the participant or his beneficiary as provided below, in which event the Associated Award may be canceled or (C) to pay to the participant or his beneficiary as provided below, the Actual Value of only a portion of the Performance Grants, in which event all or a portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Committee.

Such determination by the Committee shall be made as promptly as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

Payment of any amount in respect of the Performance Grants which the Committee determines to pay as provided above shall be made by the Company as promptly as practicable after the end of the Award Period or at such other time or times as the Committee shall determine, and may be made in cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof or in such other manner, as determined by the Committee in its discretion. Notwithstanding anything in this Paragraph 8 to the contrary, the Committee may, in its discretion, determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.

9.  Deferral of Compensation.  The Committee shall determine whether or not an Award shall be made in conjunction with deferral of the participant’s salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be

(i) forfeited to the Company or to other participants or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company),

(ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures and/or

(iii) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

10.  Deferred Payment of Awards.  The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Company Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.

11.  Amendment or Substitution of Awards under the Plan.  The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder); provided that no such amendment shall adversely affect in a material manner any right of a participant under the Award without his written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant’s position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, affiliate, division or department thereof, on the Plan or on any Award under the Plan. Notwithstanding any contrary provision, without approval of shareholders, the Committee may not reprice Options or SARS, or permit holders of Awards to surrender outstanding Awards in exchange for the grant of new Awards under the Plan.

12.  Disability.  For the purposes of this Plan, a participant shall be deemed to have terminated his employment or performance of services for the Company and its Affiliates by reason of disability, if the Committee shall determine that the physical or mental condition of the participant by reason of which such employment or performance of services terminated was such at that time as would entitle him to payment of monthly disability benefits under any Company disability plan. If the participant is not eligible for benefits under any disability plan of the Company, he shall be deemed to have terminated such employment or performance of services by reason of disability if the Committee shall determine that his physical or mental condition would entitle him to benefits under any Company disability plan if he were eligible therefore.

13.  Termination of a Participant.  For all purposes under the Plan, the Committee shall determine whether a participant has terminated employment with, or the performance of services for, the Company.

14.  Dilution and Other Adjustments.  In the event of any change in the outstanding Common Shares of the Company by reason of any stock split, dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all of its assets, any distribution to stockholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Award (including, without limitation, the number and type of consideration subject to any Award), maximum number of awards to any one participant, or the number of Common Shares available for Awards, such adjustment may be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan.

In the event of the proposed dissolution or liquidation of the Company, all outstanding Awards shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, all restrictions on any outstanding Awards shall lapse and participants shall be entitled to the full benefit of all such Awards immediately prior to the closing date of such sale or merger, unless otherwise provided by the Committee.

15.  Designation of Beneficiary by Participant.  A participant may name a beneficiary to receive any payment to which he may be entitled in respect of any Award under the Plan in the event of his death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion. The Committee reserves the right to review and approve beneficiary designations. A participant may change his beneficiary from time to time in the same manner, unless such participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated beneficiary survives the participant and is living on the date on which any amount becomes payable to such a participant’s beneficiary, such payment will be made to the legal representatives of the participant’s estate, and the term “beneficiary” as used in the Plan shall be deemed to include such person or persons. If there are any questions as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Board and the Committee and the members thereof, will have no further liability to anyone with respect to such amount.

16.  Financial Assistance.  If the Committee determines that such action is advisable, the Company may assist any person to whom an Award has been granted in obtaining financing from the Company (or under any program of the Company approved pursuant to applicable law), or from a bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of the Plan, including, but not limited to, to permit the exercise of an Award, the participation therein, and/or the payment of any taxes in respect thereof. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company, a guarantee of the obligation by the Company, or the maintenance by the Company of deposits with such bank or third party.

17.  Miscellaneous Provisions.

(a) No employee or other person shall have any claim or right to be granted an Award under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by any participants at any time and for any reason is specifically reserved.

(b) No participant or other person shall have any right with respect to the Plan, the Common Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

(c) Except as may be approved by the Committee, a participant’s rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the participant’s lifetime only by him.

(d) No Common Shares, Other Company Securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

(e) The Company shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit an eligible participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value on the date that the amount of tax to be withheld is determined equal to the amount of such taxes). Any election that a participant makes shall be irrevocable.

(f) The expenses of the Plan shall be borne by the Company.

(g) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.

(h) By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

(i) Fair market value in relation to Common Shares, Other Company Securities or property, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time shall mean such value as determined by the Committee in accordance with applicable law.

(j) The masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

(k) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder of any Common Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

(l) The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

18.  Amendment and Termination of the Plan.  The Board of Directors or the Committee, without the approval of the stockholders, may amend or terminate the Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code, under the provisions of Section 422 of the Code or any successor thereto or by any listing requirements of the principal stock exchange on which the Common Stock is then listed.

19.  Plan Termination.  This Plan shall terminate upon the earlier of the following dates or events to occur:

(a) upon the adoption of a resolution of the Board terminating the Plan; or

(b) ten years from the date the Plan is initially approved and adopted by the stockholders of the Company; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Committee may make amendments permitted under Paragraph 11.

BELDEN

SENDING ALL THE RIGHT SIGNALS

AUTO DATA PROCESSING
INVESTOR COMM SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

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Instructions for Voting Your Proxy

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

→ 0000 0000 0000

NAME	
BELDEN CDT INC COMMON	123,456,789,012.12345
BELDEN CDT INC COMMON	123,456,789,012.12345
BELDEN CDT INC COMMON	123,456,789,012.12345
BELDEN CDT INC COMMON	123,456,789,012.12345
BELDEN CDT INC COMMON	123,456,789,012.12345
BELDEN CDT INC COMMON	123,456,789,012.12345
BELDEN CDT INC COMMON	123,456,789,012.12345
BELDEN CDT INC COMMON	123,456,789,012.12345

PAGE 2 OF 2

BELDN1

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

BELDEN CDT INC.

02 0000000000 215377754830

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Please indicate if you plan to attend this meeting. Yes ☐ No ☐

AUTO DATA PROCESSING
INVESTOR COMM SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

Signature [PLEASE SIGN WITHIN BOX] Date

P44854

Signature (Joint Owners) Date

123,456,789,012
077454106
80

- Instructions for Voting Your Proxy Belden CDT Inc. encourages you to take advantage of a cost-effective, SENDING ALL THE RIGHT SIGNALS convenient way to vote the shares. You may vote your proxy 24 hours a day, 7 days a week using either a touch-tone telephone or the Internet. — BELDEN CDT INC. Your telephone or lnternet vote must be received no later than 11:59 p.m. Eastern Time on May 23, 2007, and authorizes the proxies named on the 7701 FORSYTH BLVD. proxy card on the reverse side to vote these shares in the same manner — SLVTE 800 as if you marked, signed and returned your proxy card. If you vote by telephone or Internet, do not return your proxy card by mail. S7: LOUIS, MO 63105 — VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until — 11:59 p.m. Eastern Time the day before the meeting date. Have your AUTO DATA PROCESSING proxy card in hand when you call and then follow the instructions. INIVESTOR COMM SERVICES 0) 0’ o o VOTE BY INTERNET - www.~roxwote.corn — ATTENTION : Use the lnternet to transmit your voting instructions and for electronic — TEST PRINT delivery of information up until 1159 p.m. Eastern Time the day before the 51 MERCEDES WAY meeting date. Have your proxy card in hand when you access the web site EIllGEWOOD, NY h, and follow the instructions to obtain your records and to create an electronic 11717 voting instruction form. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Belden CDT Inc., d o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAIlE BEI-DEN CDT INC COMMON 123,456,789,012.12345 BEI-DEN CDT INC COMMON 123,456,789,012.12345 BEI-DEN CDT INC COMMON 123,456,789>012.12345 BEI-DEN CDT INC COMMON 123,456,789,012.12345 BEI-DEN CDT INC COMMON 123,456,789,012.12345 BE!-DEN CDT INC COMMON 123j456,789,012.12345 BEI-DEN CDT INC COMMON 123,456,789,012.12345 BEI-DEN CDT INC COMMON 123j456,789,012.12345 ‘ PAGE 2 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: BELDNI KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. I BELDEN CDT INC. 02 0000000000 215377754830 The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3. To @hWauthority to vote for any individual 1 Proposal 1: To elect nine directors, each for a term of one year. For Withhold For All mmee(s), mark “For All and wite the ~l ficept numws) of the minee(s) on the line W. (01) David Aldrich, (02) Lorne D. Bain, (03) Lance C. Balk, (04) Bryan C. Cressey, (05) Michael F.O. Harris, (06) Glenn Kalnasy, (07) John M. Monter, (08) Bernard G Rethore, (09) John S. Stroup 0 0 0 I For Against Abstain Proposal 2: To approve performance goals for performance-based awards made under Cable Design Technologies Corporation 2001 Long-Term Performance Incentive Plan to enable the Company 0 0 0 to seek a deduction for such awards under Section 162(m) of the Internal Revenue Code (“IRC). Proposal 3: To approve performance goals for awards made under the Company’s annual cash incentive 0 0 0 plan to enable the Company to seek a deduction for such awards under Section 162(m) of the IRC. In their tliscretion proxies are authorized to transact and vote upon such other business as may properly come before the meeting. (Please sign exactly as name appears on your proxy card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.) PLEASE MARK, SIGN, DATE AND RETURN THlS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. For comments, please check this box and write them on the back AUTO DATA PROCESSING where indicated. 0 INVESTOR COMM SERVICES Yes No ATTENTION: TEST PRINT 51 MERCEDES WAY Please incicate if you plan to attend this meeting. 0 0 EDGEWOOD, NY 11717 — I 1 P44854 1 I 1 80 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Jolnt Owners) Date

SENDING ALL THE RIGHT SIGNALS PROXY BELDEN CDT INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 24,2007 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Belden CDT Inc. appoints Kevin L. Bloomfield and Christopher E. Allen, as proxies, acting jointly or severally and with full power of substitution, for and in the name of the undersigned to vote at theAnnual Meeting of Stockholders to be held on May 24,2007, beginning at 11:OO a.m., local time, at the Lewis & Clark Room, 16th Floor, the Saint Louis Club, Pierre Laclede Center, 7701 Forsyth Blvd., St. Louis, Missouri 63105 and at any adjournme!nts Or postponements thereof, as directed, on the matters set forth in the accompanying Proxy Statement and on all other matters that may properly come before the Annual Meeting, including on a motion to adjourn or postpone the Annual Meeting to anothertime or place (or both) for the purpose of soliciting additional proxies. Signing and dating this proxy card will have the effect of revoking any proxy card that you signed on an earlier date, and will constitute a revocation of all previously granted authority to vote for every proposal included on any proxy card. THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO CHOICE IS SPECIFIED AND THE PROKY IS SIGNED AND RETURNED, THEN THE PROXY WILL BE VOTED “FOR” EACH OF PROPOSALS 1,2 AND3 AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. To participants in the Belden UK Employee Share Ownership Plan (the “UK Plan”): The number of shares shown on the reverse side includes shares credited to the accounts of participants in the UK Plan. This proxy card therefore will constitute voting instructions not only for shares held directly by participants outside the UK Plan but also for shares held indirectly by participants in the UK Plan. If you own shares through the UK Plan and do not vote, the trustee of the Plan will not be able to vote these shares because the terms of the UK Plan bar the trustee from voting uninstructed shares. Receipt i:; hereby acknowledged of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 13, 2007, and the Annual Report t o Stockholders for the year ending December 31, 2006. / Comments: I (If you noted any Comments above, please mark corresponding box on the reverse side.) SEE REVERSE SIDE